Exhibit 10.5

COLLATERAL AND INTERCREDITOR AGREEMENT
dated as of June 17, 2026
among
RIO GRANDE LNG INTERMEDIATE HOLDCO BORROWER, LLC,
as the HoldCo Borrower,
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the HoldCo Intercreditor Agent,
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the HoldCo Collateral Agent,
and

EACH OF THE HOLDCO SECURED CREDITOR REPRESENTATIVES FROM TIME TO TIME PARTIES HERETO

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TABLE OF CONTENTS
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APPENDICES
Appendix I    -    Definitions
Appendix II    -    HoldCo Secured Creditor Representative and Other HoldCo Secured Party Notice Information
SCHEDULES
Schedule 1    -    Administrative Decisions

EXHIBITS
Exhibit A    -    Form of CIA Accession Confirmation
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This COLLATERAL AND INTERCREDITOR AGREEMENT (this “Agreement”), dated as of June 17, 2026, is by and among:
(1)RIO GRANDE LNG INTERMEDIATE HOLDCO BORROWER, LLC, a Delaware limited liability company (the “HoldCo Borrower”);
(2)WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as intercreditor agent for the HoldCo Secured Parties defined below (the “HoldCo Intercreditor Agent”);
(3)WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the HoldCo Secured Parties defined below (the “HoldCo Collateral Agent”); and
(4)each of the HOLDCO SECURED CREDITOR REPRESENTATIVES that is a party to this Agreement from time to time in accordance with the terms of this Agreement.
WHEREAS:
(A)the HoldCo Borrower has entered into that certain Credit Agreement, dated as of June 17, 2026, with Wilmington Trust, National Association, as HoldCo Administrative Agent (the “BX HoldCo Administrative Agent”), the HoldCo Collateral Agent, and the lenders and issuing banks party thereto from time to time (the “BX HoldCo Credit Agreement”);
(B)the HoldCo Borrower may enter into, from time to time, additional HoldCo Secured Debt Instruments with additional HoldCo Secured Debt Holders;
(C)the HoldCo Borrower may enter into certain HoldCo Secured IR Hedge Transactions with certain HoldCo Secured IR Hedge Counterparties;
(D)the HoldCo Borrower and Rio Grande LNG Intermediate HoldCo Pledgor, LLC, a Delaware limited liability company (the “HoldCo Pledgor”), have each agreed to secure the HoldCo Secured Obligations with Liens on the Collateral in accordance with the HoldCo Security Documents to which they are parties;
(E)the HoldCo Collateral Agent has agreed to act on behalf of all HoldCo Secured Parties as collateral agent and is entering into this Agreement, inter alia, to define the rights, duties, authority, and responsibilities of the HoldCo Collateral Agent;
(F)the HoldCo Intercreditor Agent has agreed to act on behalf of all HoldCo Secured Parties as the intercreditor agent and is entering into this Agreement, inter alia, to define the rights, duties, authority, and responsibilities of the HoldCo Intercreditor Agent; and
(G)each of the parties hereto wishes to enter into this Agreement in order to set out, inter alia, their respective agreements as to the holding and administration of the Collateral and the procedures and requirements as between HoldCo Secured Creditors with respect to amendments, waivers, consents, and enforcement actions.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.DEFINITIONS AND INTERPRETATION
1.1Defined Terms
Except as otherwise provided in this Agreement, capitalized terms used in this Agreement shall have the meanings given to them in Appendix I.
1.2Principles of Interpretation
(a)In this Agreement, except to the extent specified to the contrary or where the context otherwise requires:
(i)the table of contents and headings are for convenience only and shall not affect the interpretation of this Agreement;
(ii)references to “Articles”, “Sections”, “Schedules”, “Exhibits”, and “Appendices” are references to articles and sections of, and schedules, exhibits and appendices to, this Agreement;
(iii)references to “assets” include property, revenues, and rights of every description (whether real, personal or mixed and whether tangible or intangible);
(iv)a reference to an “amendment” includes a supplement, replacement, novation, restatement, or re-enactment and “amended” is to be construed accordingly;
(v)references to any Government Rule includes any amendment or modification of such Government Rule, and all regulations, rulings, and other Government Rules promulgated under such Government Rule;
(vi)except where a document or agreement is expressly stated to be in the form “in effect” on a particular date, references to any document or agreement, including this Agreement, shall be deemed to include references to such document or agreement as amended, from time to time in accordance with its terms;
(vii)references to any party hereto or party to any other document or agreement shall include its successors and permitted assigns;
(viii)words importing the singular include the plural and vice versa;
(ix)words importing the masculine include the feminine and vice versa;
(x)the words “include”, “includes”, and “including” are not limiting;
(xi)references to “days” shall mean calendar days, unless the term “Business Days” shall be used;

(xii)references to “months” shall mean calendar months and references to “years” shall mean calendar years; and
(xiii)unless the contrary indication appears, a reference to a time of day is a reference to the time of day in New York, New York.
(b)This Agreement is the result of negotiations among, and has been reviewed by, all parties hereto and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against any party hereto.
(c)Unless a contrary intention appears, a term used in any notice given under or in connection herewith has the same meaning as in this Agreement.
1.3UCC Terms
Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the respective meanings given to those terms in the UCC.
1.4HoldCo Secured Creditor Representatives
Each of the agreements and undertakings by a HoldCo Secured Creditor Representative hereunder shall be deemed to have been made by such HoldCo Secured Creditor Representative on its own behalf and on behalf of each HoldCo Secured Creditor represented by such HoldCo Secured Creditor Representative. Each notice to be given by the HoldCo Collateral Agent or the HoldCo Intercreditor Agent to a HoldCo Secured Creditor hereunder shall be deemed effectively given to such HoldCo Secured Creditor if effectively given to the HoldCo Secured Creditor Representative representing such HoldCo Secured Creditor.
2.THE COLLATERAL
2.1Maintenance of Collateral
The HoldCo Borrower hereby agrees to maintain the Collateral for the benefit of the HoldCo Collateral Agent (on behalf of the HoldCo Secured Parties) in accordance with this Agreement and each other HoldCo Collateral Document.
2.2Account Administration
(a)Each of the HoldCo Secured Creditor Representatives (for and on behalf of their respective HoldCo Secured Creditors), the HoldCo Collateral Agent, and the HoldCo Intercreditor Agent hereby authorizes the HoldCo Collateral Agent to enter into the HoldCo Control Agreements and to agree to the indemnities to be provided pursuant to the HoldCo Control Agreements to each HoldCo Account Bank and Related Parties thereof on behalf of the HoldCo Secured Debt Holders.
(b)The HoldCo Collateral Agent shall take such actions under the HoldCo Control Agreements as directed by the HoldCo Secured Parties from time to time, including, without limitation, directions to deliver a “Shifting Control Notice” (as defined in the applicable HoldCo Control Agreement); provided, that, such directions from the HoldCo

Secured Parties shall comply with the applicable HoldCo Financing Documents, including Section 7.3(g).
(c)For the avoidance of doubt, the Distribution Account and proceeds thereof shall not constitute Collateral.
2.3DSR LCs
(a)From time to time, the HoldCo Borrower may deliver, or cause to be delivered, to the HoldCo Collateral Agent in respect of any HoldCo Debt Service Reserve Account one or more DSR LCs pursuant to Section 9.8(b). The HoldCo Collateral Agent shall have no duty or obligation to independently determine if any instrument delivered by the HoldCo Borrower satisfies the requirements set forth in the definition of “DSR LC” or in Section 9.8(b).
(b)The HoldCo Borrower may from time to time direct the HoldCo Collateral Agent to draw upon any DSR LC and deposit the amount so drawn in the applicable HoldCo Debt Service Reserve Account for further application in accordance with Section 9.8(b).
3.THE LIENS
3.1Execution of HoldCo Collateral Documents
Each of the HoldCo Secured Creditor Representatives and the HoldCo Intercreditor Agent hereby authorizes and directs the HoldCo Collateral Agent to execute and deliver each HoldCo Collateral Document and to perform each of the obligations of the HoldCo Collateral Agent set forth in such HoldCo Collateral Document (including the preservation, protection, and sale of the Collateral), in each case contemplated to be in existence on the date hereof or to be entered into after the date hereof. For the avoidance of doubt, each such agreement shall be executed and delivered by the HoldCo Collateral Agent, not in its individual capacity but in its capacity as HoldCo Collateral Agent hereunder.
3.2Acknowledgement of Liens
The parties hereto acknowledge and agree that, pursuant to the HoldCo Collateral Documents, (a) the HoldCo Borrower has granted to the HoldCo Collateral Agent, for the benefit of the HoldCo Secured Parties, a first-priority Lien (subject to Permitted Liens) over the Collateral pursuant to the HoldCo Security Documents (other than the HoldCo Pledge Agreement) to secure the payment and performance of all present and future HoldCo Secured Obligations and (b) the HoldCo Pledgor has granted to the HoldCo Collateral Agent, for the benefit of the HoldCo Secured Parties, a first-priority Lien over the Collateral under the HoldCo Pledge Agreement to secure the payment and performance of all present and future HoldCo Secured Obligations.
3.3Creation, Perfection and Priority of Liens of Personal Property
(a)On the Closing Date, the HoldCo Borrower will cause the following to occur with respect to the personal Property of the HoldCo Borrower (or, as applicable, the HoldCo Pledgor):
(i)(to the extent not already pre-filed in accordance with the UCC) a UCC-1 financing statement shall be appropriately completed and filed in the HoldCo

Borrower’s jurisdiction of formation, which (A) names the HoldCo Borrower as debtor and the HoldCo Collateral Agent as secured party, (B) sufficiently identifies all personal assets of such HoldCo Borrower that are subject to the Lien evidenced thereby (as described in the HoldCo Security Agreement), or identifies “all assets of the HoldCo Borrower” (or another similar description), and (C) is otherwise in form and content compliant with the requirements set forth in the UCC as in effect in such jurisdiction;
(ii)(to the extent not already pre-filed in accordance with the UCC) a UCC-1 financing statement shall be appropriately completed and filed in the HoldCo Pledgor’s jurisdiction of formation which (A) names the HoldCo Pledgor as debtor and the HoldCo Collateral Agent as secured party, (B) identifies the HoldCo Pledgor’s Equity Interests in the HoldCo Borrower and the other Collateral that is subject to the Lien evidenced thereby (as described in the HoldCo Pledge Agreement), and (C) is otherwise in form and content compliant with the requirements set forth in the UCC as in effect in such jurisdiction;
(iii)the HoldCo Borrower will physically deliver to the HoldCo Collateral Agent in accordance with the HoldCo Security Agreement the original certificates evidencing all issued and outstanding Equity Interests in OpCo Pledgor (together with a transfer power and irrevocable proxy, each duly executed in blank);
(iv)the HoldCo Pledgor will physically deliver to the HoldCo Collateral Agent in accordance with the HoldCo Pledge Agreement the original certificates evidencing all issued and outstanding Equity Interests in the HoldCo Borrower (together with a transfer power and irrevocable proxy, each duly executed in blank);
(v)the HoldCo Revenue Account and the BX HoldCo DSRA will be established in compliance with this Agreement and a HoldCo Control Agreement, and the HoldCo Collateral Agent shall have control over the HoldCo Accounts in accordance with a HoldCo Control Agreement;
(vi)each other document required to be filed, registered, notarized, or recorded in order to create and perfect the Liens in respect of the Collateral described in the HoldCo Security Agreement or the HoldCo Pledge Agreement that constitute personal Property will be properly filed, registered, notarized, and/or recorded in each office in each jurisdiction in which such filings, registrations, notarizations and recordations are required, and the HoldCo Borrower will take any other necessary action and action reasonably requested by the HoldCo Collateral Agent (at the direction of the HoldCo Intercreditor Agent) to create and perfect such Liens; and
(vii)the HoldCo Borrower shall pay, or cause to be paid, all necessary filing, notarization, recording, and other fees and all taxes (if any) and other expenses related to such filings, notarizations, registrations, and recordings to the extent due and payable on or before the Closing Date and not paid directly by the HoldCo Collateral Agent or any other HoldCo Secured Party (but without prejudice to any right of reimbursement or indemnity in respect thereof which the

HoldCo Collateral Agent or any such HoldCo Secured Party may have against the HoldCo Borrower).
3.4Delivered Collateral
The HoldCo Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents, representatives or bailees) to the extent that possession or control thereof is taken to perfect, or perfects, a Lien thereon under the UCC as collateral agent and bailee for the relevant HoldCo Secured Parties and any assignee thereof (such bailment being intended, inter alia, to satisfy the requirements of Section 8-301(a)(2) and Section 9-313(c) of the UCC) solely for the purpose of perfecting the Liens granted under the HoldCo Security Documents.
3.5Release of Liens
(a)The HoldCo Collateral Agent will release any Lien of the HoldCo Collateral Agent and consent to the release of any Lien of the HoldCo Collateral Agent:
(i)as ordered pursuant to a final and Non-Appealable order or judgment of a court of competent jurisdiction;
(ii)upon any Asset Sale permitted by and in compliance with this Agreement and each other relevant HoldCo Secured Credit Document and the receipt of written certification by the HoldCo Borrower that such Asset Sale is permitted and in compliance with this Agreement and each other relevant HoldCo Secured Credit Document; provided, that no applicable HoldCo Secured Creditor Representative has notified the HoldCo Collateral Agent that such Asset Sale is prohibited by any HoldCo Secured Credit Document to which it is a party prior to the release date;
(iii)on the Discharge Date (as confirmed to the HoldCo Collateral Agent in writing by the HoldCo Intercreditor Agent); and
(iv)upon the prior written consent of the HoldCo Intercreditor Agent and each HoldCo Secured Debt Holder Representative (acting in accordance with its respective HoldCo Secured Debt Instrument).
(b)The HoldCo Collateral Agent hereby agrees that in the case of any release pursuant to Section 3.5(a)(ii), if the terms of any such Asset Sale require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request and expense of the HoldCo Borrower, the HoldCo Collateral Agent will either (i) be present, and deliver the applicable release, at the closing of such transaction or (ii) deliver reasonably prior to the closing of such transaction the applicable release under customary escrow arrangements that permit such contemporaneous payment and delivery of such release.
(c)Notwithstanding Section 3.5(a)(ii), the Liens created under any HoldCo Security Document shall be released, automatically and without any further action, with respect to any portion of the Collateral that is the subject of an Asset Sale in compliance with the terms and conditions of this Agreement and each HoldCo Secured Credit Document;

provided, that no applicable HoldCo Secured Creditor Representative has notified the HoldCo Collateral Agent that such Asset Sale is prohibited by any HoldCo Secured Credit Document to which it is a party prior to the date of the Asset Sale.
3.6Reinstatement
Until the Discharge Date, to the extent that the HoldCo Collateral Agent (on behalf of the HoldCo Secured Parties) has (a) released any Lien on Collateral and any such Lien is later reinstated (including as a result of the return of Collateral Proceeds in accordance with Section 9.10) or (b) obtained any new Lien on Collateral, then the HoldCo Collateral Agent (for the benefit of the HoldCo Secured Parties) shall be granted a new or reinstated Lien on any such Collateral and each such reinstated Lien or new Lien shall be subject to the provisions of this Agreement.
3.7HoldCo Security Documents; Etc.
The HoldCo Collateral Agent will permit each HoldCo Secured Creditor Representative and the HoldCo Borrower, upon reasonable written notice, to inspect and copy, from time to time and at the cost and expense of the HoldCo Borrower, any and all HoldCo Security Documents and other documents, notices, certificates, instructions, or communications received by the HoldCo Collateral Agent in its capacity as such hereunder and under the other HoldCo Collateral Documents.
3.8Permitted Liens
The HoldCo Borrower shall not create, assume, incur, permit, or suffer to exist any Lien upon the Collateral, whether now owned or hereafter acquired, except for the following (“Permitted Liens”):
(a)Liens in favor, or for the benefit, of the HoldCo Secured Parties created pursuant to the HoldCo Collateral Documents;
(b)Liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate cash reserves, bonds or other cash equivalent security have been provided or are fully covered by insurance (other than any customary deductible);
(c)Liens for workers’ compensation awards and similar obligations not then delinquent or whose validity is at the time being contested in good faith;
(d)Liens for taxes not delinquent or being contested in good faith and by appropriate proceedings in relation to which appropriate reserves are maintained and liens for customs duties that have been deferred in accordance with the laws of any applicable jurisdiction;
(e)Permitted Priority Liens;
(f)contractual or statutory rights of set-off (including netting) that could not reasonably be expected to cause a Material Adverse Effect; and
(g)restrictions on transfer under any Government Rules relating to securities.

3.9Further Assurances in Respect of Collateral
The HoldCo Borrower shall promptly perform or cause to be performed any and all acts (including payment of applicable registration or filing fees) and execute or cause to be executed any and all documents (including UCC financing statements and UCC continuation statements):
(a)as are required under the provisions of the UCC or any other Government Rule to maintain in favor of the HoldCo Collateral Agent, for the benefit of the HoldCo Secured Parties, Liens on the Collateral that are duly perfected in accordance with all applicable Government Rules for the purposes of perfecting, preserving and continuing the perfection of the first priority Lien (subject to Permitted Liens) created, or purported to be created, in favor of the HoldCo Collateral Agent and the HoldCo Secured Parties under any HoldCo Security Document;
(b)as are required or reasonably requested for the purposes of ensuring the validity, enforceability and legality of any HoldCo Security Document or other HoldCo Collateral Document, and the rights of the HoldCo Collateral Agent and the HoldCo Secured Parties thereunder;
(c)as are required or reasonably requested by the HoldCo Collateral Agent for the purposes of enabling or facilitating the proper exercise of the rights and powers granted to the HoldCo Collateral Agent and the HoldCo Secured Parties under any HoldCo Security Document and the other HoldCo Collateral Documents;
(d)as are reasonably requested by the HoldCo Collateral Agent (at the direction of the HoldCo Intercreditor Agent) to carry out the intent of, and transactions contemplated by, the HoldCo Security Documents and the other HoldCo Collateral Documents;
(e)otherwise to maintain and preserve the Liens created, or purported to be created, by the HoldCo Security Documents and the priority of such Liens; and
(f)to discharge at the HoldCo Borrower’s cost and expense any Lien (other than Permitted Liens) on the Collateral.
4.THE HOLDCO SECURED OBLIGATIONS
4.1Acknowledgment of HoldCo Secured Obligations
Each of the parties hereto agrees that each of the HoldCo Secured Obligations shall be secured by the Liens on the Collateral on a pari passu basis.
4.2Accession to this Agreement
In order to benefit from the Liens established by the HoldCo Security Documents and the intercreditor provisions with respect to Modifications, Waivers, Consents and Enforcement Actions hereunder, each HoldCo Secured Creditor Representative not originally a party hereto shall be required to deliver a CIA Accession Confirmation.

4.3Notice of this Agreement
The HoldCo Borrower and each HoldCo Secured Creditor Representative, on behalf of the respective HoldCo Secured Creditors it represents, agrees that each HoldCo Security Document (other than the HoldCo Control Agreement, and the associated filings and recordings of any HoldCo Secured Credit Document) shall, at all times prior to the Discharge Date, include language substantively the same as the following:
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the HoldCo Collateral Agent, for the benefit of the HoldCo Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the HoldCo Collateral Agent, for the benefit of the HoldCo Secured Parties, hereunder are subject to the provisions of the Collateral and Intercreditor Agreement, dated as of June 17, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral and Intercreditor Agreement”), among Rio Grande LNG Intermediate HoldCo Borrower, LLC, as the HoldCo Borrower, Wilmington Trust, National Association, as the HoldCo Intercreditor Agent, Wilmington Trust, National Association, as HoldCo Collateral Agent, and each of the other HoldCo Secured Creditor Representatives from time to time parties thereto. In the event of any conflict between the terms of the Collateral and Intercreditor Agreement and this Agreement, the terms of the Collateral and Intercreditor Agreement shall govern and control.”
4.4Payment in Full or Termination of HoldCo Secured Obligations
(a)Upon the payment in full or termination of all HoldCo Secured Debt and other HoldCo Secured Obligations under any HoldCo Secured Debt Instrument (other than HoldCo Secured Obligations thereunder that by their terms survive and with respect to which no claim has been made by the applicable HoldCo Secured Debt Holder) and the expiration or termination of all commitments under such HoldCo Secured Debt Instrument in accordance with the terms thereof and the cancellation and return by the HoldCo Borrower of any outstanding letters of credit issued under such HoldCo Secured Debt Instrument, if applicable, the relevant HoldCo Secured Debt Holder Representative shall give written notice thereof to the HoldCo Collateral Agent and the HoldCo Intercreditor Agent, whereupon, without further action by any Person:
(i)the former HoldCo Secured Debt Holders shall no longer be HoldCo Secured Debt Holders under this Agreement and shall no longer have any rights or obligations under this Agreement, except for those provisions that by their terms expressly survive termination;
(ii)the related HoldCo Secured Debt Instruments shall no longer be HoldCo Secured Debt Instruments or HoldCo Secured Credit Documents under this Agreement; and
(iii)such HoldCo Secured Debt Holder Representative, in such capacity, shall no longer be a HoldCo Secured Debt Holder Representative, HoldCo Secured Creditor Representative, or a Party to this Agreement and shall no longer have any rights or obligations under this Agreement, except for those provisions that by their terms expressly survive termination.

(b)Upon the payment in full or termination of all HoldCo Secured IR Hedge Obligations under each HoldCo Secured IR Hedge Agreement (other than HoldCo Secured IR Hedge Obligations thereunder that by their terms survive and with respect to which no claim has been made by the applicable HoldCo Secured IR Hedge Counterparty), if any, the relevant HoldCo Secured IR Hedge Counterparty shall give written notice thereof to the HoldCo Collateral Agent and the HoldCo Intercreditor Agent, whereupon, without further action by any Person:
(i)the relevant HoldCo Secured IR Hedge Counterparty shall no longer be a HoldCo Secured IR Hedge Counterparty, HoldCo Secured Creditor Representative, or a Party to this Agreement and shall no longer have any rights or obligations under this Agreement, except for those provisions that by their terms expressly survive termination; and
(ii)each related HoldCo Secured IR Hedge Agreement, if any, shall no longer be a HoldCo Secured IR Hedge Agreement or a HoldCo Secured Credit Document under this Agreement.
5.VOTING AND DECISION MAKING
5.1Decision-Making
(a)Each HoldCo Secured Creditor Representative, on behalf of the respective HoldCo Secured Creditors it represents, agrees that no HoldCo Secured Creditor shall, except in accordance with this Agreement:
(i)exercise or enforce any right, remedy, or power under this Agreement or any other HoldCo Secured Credit Document, or give any instruction to the HoldCo Collateral Agent or the HoldCo Intercreditor Agent; or
(ii)grant any Modification of any HoldCo Secured Credit Document or any of the provisions thereof.
(b)Each HoldCo Secured Creditor Representative, on behalf of the respective HoldCo Secured Creditors it represents, agrees that each decision made in accordance with the terms of this Agreement shall be binding upon each HoldCo Secured Creditor, respectively, for purposes of all the HoldCo Secured Credit Documents.
5.2Intercreditor Votes; Each Party’s Entitlement to Vote
(a)Each Person that is a Designated Voting Party for a HoldCo Secured Debt Instrument shall be entitled to vote in each Intercreditor Vote and shall have a total number of votes (expressed in Dollars) equal to:
(i)the aggregate outstanding principal amount of the HoldCo Secured Debt (including any and all amounts previously declared immediately due and payable or otherwise accelerated), plus
(ii)the aggregate principal amount of undrawn HoldCo Secured Debt Commitments (without duplication of amounts counted under clause (i) of this Section 5.2(a)

and not including any and all HoldCo Secured Debt Commitments for which the Availability Period has ended or that have been otherwise previously cancelled or terminated), plus
(iii)the aggregate undrawn stated amount of any outstanding letters of credit (without duplication of amounts counted under clauses (i) or (ii) of this Section 5.2(a)), in each case, under the HoldCo Secured Debt Instrument for which such HoldCo Secured Debt Holder Representative is the Designated Voting Party.
(b)Nothing in this Agreement shall affect in any way the percentage of votes required under any HoldCo Secured Debt Instrument to authorize or direct the Designated Voting Party under such HoldCo Secured Debt Instrument to vote on, to give any Consent, waiver or instruction, or to take other action which is subject to any Intercreditor Vote under this Agreement.
(c)The HoldCo Secured Debt held by the HoldCo Borrower, the HoldCo Pledgor, the JV Equity Owners, any Affiliate of the HoldCo Borrower, the HoldCo Pledgor, or the JV Equity Owners shall be disregarded for purposes of calculating the total number of votes of a Designated Voting Party pursuant to Section 5.2(a), calculating the number of votes of Designated Voting Parties in the numerator and denominator in calculating percentages pursuant to Section 5.3(a), and all other purposes of any Intercreditor Vote.
(d)HoldCo Secured Debt held by any HoldCo Secured Debt Holder that is a “Defaulting Lender” or similarly designated under any HoldCo Secured Debt Instrument shall (to the extent specified in such HoldCo Secured Debt Instrument) be disregarded for purposes of calculating the total number of votes of a Designated Voting Party pursuant to Section 5.2(a), calculating the number of votes of Designated Voting Parties in the numerator and denominator in calculating percentages pursuant to Section 5.3(a), and all other purposes of any Intercreditor Vote.
(e)If, under the terms of any HoldCo Secured Debt Instrument, the HoldCo Secured Debt Holders (or any HoldCo Secured Debt Holder Representative) outstanding under such HoldCo Secured Debt Instrument do not have the right to vote on, to give any consent, waiver or instruction, or to take other action with respect to the matter which is subject to any Intercreditor Vote, the HoldCo Secured Debt held by such HoldCo Secured Debt Holders shall be disregarded for purposes of calculating the total number of votes of a Designated Voting Party pursuant to Section 5.2(a) on such matter, calculating the number of votes of Designated Voting Parties in the numerator and denominator in calculating percentages pursuant to Section 5.3(a) on such matter, and all other purposes of the Intercreditor Vote on such matters. Notwithstanding the foregoing, if the HoldCo Secured Debt Holder Representative under any HoldCo Secured Debt Instrument is required, under the terms thereof, to vote or to give its consent, waiver, or instruction, or to take any other action on behalf of the HoldCo Secured Debt Holders under such HoldCo Secured Debt Instrument (such HoldCo Secured Debt the “Instructed Debt”) in a manner consistent with the vote, consent, waiver, instruction or other action taken by a specified other HoldCo Secured Debt Holder Representative, the Instructed Debt shall not be disregarded and instead shall be taken into account and calculated accordingly. If the HoldCo Secured Debt Holder Representative under any HoldCo Secured Debt

Instrument is deemed, under the terms thereof, to vote or to give its consent, waiver, or instruction, or to take any other action on behalf of the HoldCo Secured Debt Holders under such HoldCo Secured Debt Instrument (such HoldCo Secured Debt the “Deemed Instructed Debt”), the Deemed Instructed Debt shall not be disregarded and instead shall be taken into account and calculated accordingly and such vote or consent, waiver, or instruction or action on behalf of the HoldCo Secured Debt Holders, as applicable shall be deemed to have occurred hereunder. With respect to each Intercreditor Vote, each HoldCo Secured Debt Holder Representative under any HoldCo Secured Debt Instrument in respect of any Deemed Instructed Debt shall, upon request by the HoldCo Borrower, deliver notice to the HoldCo Intercreditor Agent setting forth any matters in respect of which such HoldCo Secured Debt Holder Representatives shall be deemed to vote or give its consent, waiver, or instruction, or take any other action.
(f)If, under the terms of any HoldCo Secured Credit Document, the HoldCo Intercreditor Agent or any HoldCo Secured Creditor Representative is required to act reasonably or is required to not unreasonably withhold its Consent, then each such Person shall be required to act reasonably or to not unreasonably withhold its Consent, as the case may be, in casting its vote in respect of any such matter.
5.3Casting of Votes
(a)Subject to Sections 5.2(c) through 5.2(e), in calculating the percentage of Designated Voting Parties in any Intercreditor Vote, the total number of votes cast by the Designated Voting Parties in favor of the decision in respect of which the Intercreditor Vote is conducted shall be divided by the total number of votes eligible to be cast by all of the Designated Voting Parties in such Intercreditor Vote. Nothing contained in this Section 5.3 shall preclude any Designated Voting Party from participating in any re-voting or further voting relating to any Intercreditor Vote, other than any such Designated Voting Party that is deemed to have voted in respect of any Deemed Instructed Debt.
(b)Notwithstanding that a HoldCo Secured Debt Instrument may provide for HoldCo Secured Obligations outstanding thereunder to vote or act on a class or series basis, or to provide or record a split vote, each Designated Voting Party for any HoldCo Secured Debt Instrument for any Intercreditor Vote shall cast its respective votes in such Intercreditor Vote as a unanimous block corresponding to all such classes or series based on the vote of the majority of votes cast under such HoldCo Secured Debt Instrument (or other percentage of votes expressly provided in the HoldCo Secured Debt Instrument governing such HoldCo Secured Debt); provided, that, as provided in Section 7.2(a), the requisite holders of the percentage of the HoldCo Secured Debt stated therein may declare Events of Default, cancel outstanding commitments, or accelerate obligations owed to them under the HoldCo Secured Debt and take such other action as provided in Section 7.2(a).
5.4Recordation and Tabulation
The HoldCo Intercreditor Agent shall record the votes of all Designated Voting Parties and tabulate (based on certifications from each applicable HoldCo Secured Debt Holder Representative as to the total HoldCo Secured Obligations under the relevant HoldCo Secured Debt Instrument to be counted for purposes of such vote) the corresponding HoldCo Secured

Obligations and determine whether the requisite votes have been reached on the basis of all HoldCo Secured Obligations held by HoldCo Secured Debt Holders entitled to vote on the relevant matter.
5.5Voting by HoldCo Secured IR Hedge Counterparties
Each HoldCo Secured IR Hedge Counterparty (for itself, each Person on whose behalf it executes this Agreement, and any Person claiming through it), if any, acknowledges and agrees that it shall have no right to take any Enforcement Action or give any Consent in its capacity as a HoldCo Secured Creditor Representative on any matter under this Agreement or any other HoldCo Secured Credit Document, other than (a) with respect to Modifications of the HoldCo Secured IR Hedge Agreements, (b) with respect to Modifications of Article 8 of this Agreement, and (c) in accordance with Section 6.5(d) and Section 8.1.
6.MODIFICATIONS, CONSENTS AND WAIVERS
6.1Modifications, Consents and Waivers of and under HoldCo Secured Debt Instruments
(a)Each HoldCo Secured Debt Holder, at any time and from time to time, without any Consent of, or notice to, any other HoldCo Secured Party and without impairing or releasing the obligations of any Person under this Agreement, may make any Modification of or provide any Consent under or Waive any provision of any HoldCo Secured Debt Instrument to which such HoldCo Secured Debt Holder is a party, subject to its respective HoldCo Secured Debt Instrument.
6.2Modifications, Consents and Waivers of and under HoldCo Secured IR Hedge Agreements
(a)Each HoldCo Secured IR Hedge Counterparty, if any, at any time and from time to time, without any Consent of, or notice to, any other HoldCo Secured Party, and without impairing or releasing the obligations of any Person under this Agreement, may make any Modification of or provide any Consent under or Waive any provision of any HoldCo Secured IR Hedge Agreement to which such HoldCo Secured IR Hedge Counterparty is a party, subject to the provisions of its respective HoldCo Secured IR Hedge Agreement and this Agreement.
6.3Modifications, Consents and Waivers of and under HoldCo Collateral Documents
(a)No Modification of or Consent under or Waiver of any provision of this Agreement or any other HoldCo Collateral Document (other than Administrative Decisions) may be made or provided by any HoldCo Secured Party unless such Modification or Consent is approved (or deemed approved) by each HoldCo Secured Debt Holder Representative (determined in accordance with the manner in which such approval is determined under the respective HoldCo Secured Debt Instrument).
(b)If, at any time, a Consent to a Modification of any HoldCo Collateral Document or a Consent under or a Waiver of any HoldCo Collateral Document is proposed, then the HoldCo Intercreditor Agent shall promptly notify the HoldCo Borrower and each HoldCo Secured Debt Holder Representative (who shall promptly notify the HoldCo Secured Debt Holders, as applicable) of the matter in question specifying: (i) the nature of the Modification, Consent or Waiver that is at issue (which shall be conspicuously stated); and (ii) the date by which the approval must be received.

(c)Any Modification of a provision of any HoldCo Collateral Document made in accordance with the terms of this Agreement and such HoldCo Collateral Document, and that is incorporated by reference into a HoldCo Secured Debt Instrument or any HoldCo Secured IR Hedge Agreement, shall also be deemed to modify such HoldCo Secured Debt Instrument or such HoldCo Secured IR Hedge Agreement(s), as applicable, mutatis mutandis, without the Consent of the relevant HoldCo Secured Creditor Representative or the HoldCo Secured Creditors party to such instrument, as applicable (subject to Section 6.5 and, with respect to the HoldCo Collateral Agent, to Article 10 and, with respect to the HoldCo Intercreditor Agent, to Article 11).
6.4Administrative Decisions
(a)The HoldCo Intercreditor Agent and the HoldCo Collateral Agent (acting at the direction of the HoldCo Intercreditor Agent) may (without taking any Intercreditor Vote and without obtaining the Consent of the BX HoldCo Administrative Agent, any Designated Voting Party or any other HoldCo Secured Party) Consent to or take (and may, as applicable, authorize the HoldCo Account Bank to Consent to or take) any Administrative Decision under this Agreement or any other HoldCo Collateral Document.
6.5Effect of Modification on other HoldCo Secured Parties
(a)No Modification shall be made to any HoldCo Secured Credit Document by any party that adversely affects the right or duties of, any fees or other amounts payable to, or any other provisions expressly for the benefit of, the HoldCo Intercreditor Agent, in its capacity as such, without the written consent of the HoldCo Intercreditor Agent.
(b)No Modification shall be made to any HoldCo Secured Credit Document by any party that adversely affects the right or duties of, any fees or other amounts payable to, or any other provisions expressly for the benefit of, the HoldCo Collateral Agent, in its capacity as such, without the written consent of the HoldCo Collateral Agent.
(c)No Modification shall be made to any HoldCo Secured Debt Instrument that adversely affects the rights or duties of, any fees or other amounts payable to, or any other provisions expressly for the benefit of, the HoldCo Secured Debt Holder Representative, in its capacity as such, without the written consent of the HoldCo Secured Debt Holder Representative.
(d)No Modification shall be made to any HoldCo Collateral Document in a manner that would (i) impact the rights of any HoldCo Secured IR Hedge Counterparty, if any, in a manner materially and adversely different from the impact on any other HoldCo Secured Party, without the written consent of such HoldCo Secured IR Hedge Counterparty, (ii) exclude any HoldCo Secured IR Hedge Counterparty, if any, from being a HoldCo Secured Creditor, (iii) exclude the obligations owing by the HoldCo Borrower under any HoldCo Secured IR Hedge Agreement, if any, to any HoldCo Secured IR Hedge Counterparty from being HoldCo Secured Obligations, or (iv) have the effect of amending this Section 6.5(d).

6.6Provision of Information; Meetings
(a)Each HoldCo Secured Creditor Representative, on behalf of its applicable HoldCo Secured Creditors, agrees that it will, from time to time (as it deems reasonably necessary or appropriate in its sole judgment), consult with the other HoldCo Secured Parties with respect to the HoldCo Secured Credit Documents, the HoldCo Security Interests, and the affairs of the HoldCo Borrower and the P1 Project in general.
(b)Each HoldCo Secured Debt Holder Representative shall use reasonable efforts promptly to make available to each other HoldCo Secured Debt Holder Representative (who shall, in turn, give prompt notice thereof to the HoldCo Secured Debt Holders under its HoldCo Secured Debt Instrument), the HoldCo Collateral Agent and the HoldCo Intercreditor Agent, any material information received by it regarding the occurrence of any Default or Event of Default or other event requiring joint action; provided, that this Section 6.6(b) shall not require any HoldCo Secured Debt Holder Representative to make available to any other Person:
(i)information subject to confidentiality restrictions or governmental or security clearance requirements prohibiting such disclosure;
(ii)analyses, data or reports prepared solely for the internal use of such HoldCo Secured Debt Holder Representative or for the use of its HoldCo Secured Debt Holders;
(iii)information that is subject to the attorney-client privilege; or
(iv)information supplied by another HoldCo Secured Debt Holder Representative.
(c)No HoldCo Secured Debt Holder Representative shall have any liability for any failure to make available to any other party such information required in accordance with Section 6.6(b) or for any inaccuracy or incompleteness of any such information made available in good faith.
(d)Each HoldCo Secured Debt Holder Representative agrees that it shall, from time to time, provide such information to the HoldCo Intercreditor Agent, the HoldCo Collateral Agent, and the other HoldCo Secured Debt Holder Representatives as may be necessary to enable the HoldCo Intercreditor Agent, the HoldCo Collateral Agent, or such other HoldCo Secured Debt Holder Representatives to make any calculation required under the HoldCo Secured Credit Documents.
(e)The HoldCo Secured Creditor Representatives shall provide copies of any Modifications to the HoldCo Secured Credit Documents to the HoldCo Intercreditor Agent and the HoldCo Collateral Agent.
7.DEFAULTS AND REMEDIES
7.1Notice of Defaults
Promptly after any HoldCo Secured Creditor Representative obtains written notice or actual knowledge of the occurrence of any Default or Event of Default under any HoldCo Secured

Credit Document to which it is a party or that any Default or Event of Default under any HoldCo Secured Credit Document to which it is a party has ceased to exist or has been Waived or rescinded, such HoldCo Secured Creditor Representative shall notify the HoldCo Intercreditor Agent in writing thereof (such notice, a “Notice of Default”), and the HoldCo Intercreditor Agent shall provide a copy of such Notice of Default to the HoldCo Borrower and each HoldCo Secured Creditor Representative. Each such Notice of Default shall specifically refer to this Section 7.1 and shall describe such Default or Event of Default in reasonable detail (including the date of occurrence (or termination, Waiver or rescinding) of the same). The HoldCo Intercreditor Agent shall promptly inform each HoldCo Secured Creditor Representative and the HoldCo Collateral Agent of any Notice of Default received by it. Each HoldCo Secured Creditor Representative shall promptly inform its HoldCo Secured Creditors of any Notice of Default received by it.
7.2Action by Individual HoldCo Secured Debt Holders
(a)Each HoldCo Secured Debt Holder shall be permitted, subject to and in accordance with the terms and provisions of its applicable HoldCo Secured Debt Instrument, and without Consent or other action on the part of any other HoldCo Secured Debt Holders or the HoldCo Intercreditor Agent, to take or exercise any Permitted Remedies under its HoldCo Secured Debt Instrument. Promptly after taking any such action, the HoldCo Secured Debt Holder Representative for such HoldCo Secured Debt Holders shall deliver written notice thereof to the HoldCo Intercreditor Agent, who shall provide such notice to the HoldCo Collateral Agent and to each HoldCo Secured Creditor Representative (which shall provide such notice to its HoldCo Secured Creditors).
(b)Only the HoldCo Collateral Agent, as directed in accordance with Section 7.3, shall be entitled to take any Enforcement Action or otherwise exercise remedies (other than Permitted Remedies) under the HoldCo Secured Credit Documents, or otherwise, with respect to an Event of Default, and such exercise of remedies by the HoldCo Collateral Agent shall be limited to those set forth in the Remedies Initiation Notice or as otherwise directed by an applicable vote or Consent of the Designated Voting Parties; provided, that the HoldCo Collateral Agent shall not be obligated to take any Enforcement Action that it reasonably determines is in conflict with any Government Rule or any HoldCo Secured Credit Document.
7.3Election to Pursue Remedies
(a)At any time after the occurrence and during the continuance of an Event of Default, any Designated Voting Party or the relevant Designated Voting Party (in the case of an Event of Default solely under such Designated Voting Party’s HoldCo Secured Debt Instrument) may deliver notice (such notice, a “Remedies Initiation Notice”) to the HoldCo Intercreditor Agent that (i) describes the Event of Default with respect to which such Designated Voting Party is seeking to pursue remedies, (ii) specifies the various remedies (the “Proposed Remedies”) that such Designated Voting Party wishes the HoldCo Intercreditor Agent to direct the HoldCo Collateral Agent to exercise, and (iii) specifies the date on which such Designated Voting Party wishes the HoldCo Collateral Agent to commence such Proposed Remedies. Upon receipt of any Remedies Initiation Notice, the HoldCo Intercreditor Agent shall promptly provide a copy of such Remedies Initiation Notice to the HoldCo Collateral Agent, each Designated Voting Party and each HoldCo Secured Creditor Representative (each of which shall promptly provide copies of any such Remedies Initiation Notice to its HoldCo Secured Creditors) and specify a date (the “Remedies Commencement Date”) on which the HoldCo Intercreditor Agent will direct the HoldCo Collateral Agent to commence the exercise of the Proposed Remedies if the HoldCo Intercreditor Agent is so directed by Designated Voting Parties constituting the Initiating Percentage. Such Remedies Commencement Date shall be the later of (x) thirty days (or, with respect to Events of Default which have a cure period of sixty days or more, fifteen days) after the date of issuance of the Remedies Initiation Notice and (y) the date specified in the Remedies Initiation Notice; provided, that such Remedies Commencement Date shall be the date specified in the Remedies Initiation Notice if (1) only a single class of HoldCo Secured Debt is outstanding or (2) the Designated Voting Party who issued the Remedies Initiation Notice represents 100% of the Total Votes. The provisions of this Section 7.3(a) are solely for the benefit of the HoldCo Secured Parties and neither the HoldCo Borrower nor any other Person shall have any right nor interest as a beneficiary of this Section 7.3(a).
(b)If the relevant Remedies Initiation Notice was executed by Designated Voting Parties constituting the Initiating Percentage in respect of such Event of Default (determined as at the date of delivery of the Remedies Initiation Notice), the remedies specified in such Remedies Initiation Notice shall be commenced without further action on behalf of the Designated Voting Parties in accordance with Section 7.4, unless all Events of Default that are the subject of such Remedies Initiation Notice have been previously cured or waived (by Modification of the provisions giving rise to such Event of Default in accordance with the terms of Article 6) and such waiver or cure has been promptly notified in writing to each of the HoldCo Intercreditor Agent and the HoldCo Collateral Agent.
(c)If the Remedies Initiation Notice was not given by Designated Voting Parties constituting the Initiating Percentage calculated at such time, the HoldCo Intercreditor Agent shall request instructions from the Designated Voting Parties in accordance with Section 7.3(a) as to whether the HoldCo Intercreditor Agent should direct the HoldCo Collateral Agent to exercise (i) the Proposed Remedies, (ii) other remedies, or (iii) no remedies; provided, that no action will be taken other than in accordance with a Remedies Initiation Notice (or other instruction under Section 7.3(a)) executed by the Designated Voting Parties constituting the Initiating Percentage calculated at such time and otherwise in accordance with this Agreement. In the event that more than one Designated Voting Party delivers a Remedies Initiation Notice (or other instruction under Section 7.3(a)) that is executed by Designated Voting Parties constituting the Initiating Percentage calculated at such time, the notice from the group representing the greater number of votes as determined pursuant to Section 5.2 (and, if equal, whichever Designated Voting Parties first submitted its Remedies Initiation Notice or such other instruction under Section 7.3(a)) shall control unless the HoldCo Collateral Agent has already commenced action called for by another Remedies Initiation Notice having an earlier effective date.
(d)If Designated Voting Parties constituting the applicable Initiating Percentage direct the HoldCo Intercreditor Agent to direct the HoldCo Collateral Agent to exercise remedies (which direction may include an instruction to exercise the Proposed Remedies or an instruction to exercise other remedies), the HoldCo Intercreditor Agent shall instruct the HoldCo Collateral Agent to exercise any such remedies in accordance with Section 7.4 (with a copy of such instruction to be provided by the HoldCo Intercreditor Agent to each

HoldCo Secured Creditor Representative), unless all Events of Default that are the subject of such Remedies Initiation Notice have been previously cured or waived (by Modification of the provisions giving rise to such Events of Default in accordance with the terms of Article 6) and such waiver or cure has been promptly notified in writing to each of the HoldCo Intercreditor Agent and the HoldCo Collateral Agent. Notwithstanding the foregoing if the Designated Voting Parties constituting the applicable Initiating Percentage direct the HoldCo Intercreditor Agent to direct the HoldCo Collateral Agent not to exercise remedies, then no remedies shall be exercised at that time under this Article 7.
(e)The HoldCo Collateral Agent shall keep the HoldCo Intercreditor Agent informed of the actions the HoldCo Collateral Agent has taken with respect to any exercise of remedies hereunder. At the end of each month after remedies have been exercised (until such remedies have been concluded or rescinded), the HoldCo Intercreditor Agent shall inform each Designated Voting Party and each HoldCo Secured IR Hedge Counterparty of the action, if any, taken by the HoldCo Collateral Agent with respect to the Remedies Initiation Notice or other remedies instruction under this Section 7.3. Each Designated Voting Party shall promptly inform its HoldCo Secured Debt Holders of the action, if any, taken by the HoldCo Collateral Agent with respect to the Remedies Initiation Notice.
(f)Notwithstanding the foregoing: (i) upon the occurrence of any Payment Event of Default, any Designated Voting Party that (A) is party to the HoldCo Secured Credit Document under which such Event of Default arises and (B) represents the Initiating Percentage of the HoldCo Secured Debt shall be entitled to immediately deliver a Remedies Initiation Notice directing the HoldCo Intercreditor Agent to instruct the HoldCo Collateral Agent to exercise immediately the remedies requested in such Remedies Initiation Notice, including enforcing the HoldCo Security Interest; and (ii) upon the occurrence of any Bankruptcy Event of Default, any Designated Voting Party or Designated Voting Parties representing the Initiating Percentage of the HoldCo Secured Debt shall be entitled to immediately direct the HoldCo Collateral Agent to immediately take such action as is necessary to obtain relief from the automatic stay provisions under Bankruptcy Code or otherwise protect the position of the HoldCo Secured Parties in any proceeding under the Bankruptcy Code.
(g)Notwithstanding anything to the contrary in this Agreement, upon delivery of a Remedies Initiation Notice (or other written instruction under this Section 7.3) executed by Designated Voting Parties constituting the Initiating Percentage, the HoldCo Intercreditor Agent shall instruct the HoldCo Collateral Agent to deliver a “Shifting Control Notice” (or any equivalent term, as defined in the applicable HoldCo Control Agreement) to the HoldCo Accounts Bank, without the need for any other presentment, demand, protest, declaration or notice or any further act by any Person (which presentment, demand, protest, declaration or notice will, for the purposes of all of the HoldCo Secured

Credit Documents be deemed to be given); provided, that without such instructions the HoldCo Collateral Agent may exercise such rights as an Administrative Decision.
(h)Nothing in this Section 7.3 shall be construed to restrict the right of any HoldCo Secured Party to elect at any time:
(i)to Consent to any Modification of the HoldCo Secured Credit Documents in accordance with Article 6 that could have the effect of waiving or rescinding an Event of Default;
(ii)in the case of any Designated Voting Party, to withdraw, by notice to the HoldCo Intercreditor Agent, a Remedies Initiation Notice delivered by it pursuant to Section 7.3(a) prior to the commencement of any Proposed Remedies, and if withdrawn, the HoldCo Intercreditor Agent shall promptly inform the HoldCo Collateral Agent and each other Designated Voting Party (each of which shall promptly inform its HoldCo Secured Debt Holders) and HoldCo Secured IR Hedge Counterparty, of any such withdrawal, and from the date of such withdrawal notice, the applicable Remedies Initiation Notice delivered pursuant to Section 7.3(a) shall have no effect; and
(iii)to vote in favor of any proposed exercise of any Proposed Remedies or Enforcement Action, whether or not such HoldCo Secured Party may have voted against the proposed exercise of such Proposed Remedies or Enforcement Action, or against any other proposed exercise of Proposed Remedies or Enforcement Action, in any previous vote.
(i)The HoldCo Intercreditor Agent shall promptly inform each HoldCo Secured Creditor Representative and the HoldCo Collateral Agent (with a copy to the HoldCo Borrower) of any revocation or withdrawal of any Notice of Default or any Remedies Initiation Notice.
(j)The HoldCo Collateral Agent shall have no liability for any failure or delay in initiating or taking any Enforcement Action as a result of a failure or delay on the part of the HoldCo Intercreditor Agent or the Required HoldCo Secured Parties to provide timely instructions, directions, or the indemnification required under Section 10.11. In no event shall the HoldCo Collateral Agent be required to take any Enforcement Action prior to the receipt of a Remedies Initiation Notice and such indemnification as it may require under Section 10.11.
7.4Exercise of Remedies
(a)If the Designated Voting Parties representing the Initiating Percentage pursuant to Section 7.3 elect to exercise remedies, then, subject to Section 7.4(b), the HoldCo Intercreditor Agent shall follow the written instruction regarding the exercise of remedies delivered by the applicable Designated Voting Party or Designated Voting Parties pursuant to the Remedies Initiation Notice or pursuant to an Intercreditor Vote (the “Remedies Instruction”). Each Remedies Instruction shall specify the particular action that the Designated Voting Parties propose to cause the HoldCo Intercreditor Agent to direct the HoldCo Collateral Agent to take, and the proposed date for such particular action.

(b)Each Remedies Instruction shall, except as otherwise provided in this Agreement, be effective on the date set out in such notice. In the event that more than one Designated Voting Party delivers a Remedies Instruction, the Remedies Instruction from the Designated Voting Party or Designated Voting Parties representing the greatest total number of votes (calculated in accordance with Section 5.2) shall control (and, if equal, whichever Designated Voting Party or Designated Voting Parties first submitted its Remedies Instruction) unless the HoldCo Intercreditor Agent or HoldCo Collateral Agent has already commenced action called for by another Remedies Instruction having an earlier effective date.
(c)If directed pursuant to a Remedies Instruction, the HoldCo Intercreditor Agent shall promptly instruct the HoldCo Collateral Agent to exercise the remedies provided therein and to enforce its rights pursuant to the HoldCo Security Documents, to realize upon the Collateral, to take Enforcement Action or, in the case of a proceeding against the HoldCo Borrower under applicable laws relating to Bankruptcy, to seek to enforce the claims of the HoldCo Secured Parties thereunder.
7.5Liability
Any Person or group of Persons making any decision or taking any action in accordance with Article 6 or this Article 7 shall have no liability on account of its acts or omissions in such capacity, absent its gross negligence or willful misconduct on its part or the part of its agents (as determined by a final and Non-Appealable judgment of a court of competent jurisdiction).
7.6HoldCo Secured IR Hedge Counterparties
The HoldCo Secured IR Hedge Counterparties, if any, are not entitled to issue any Remedies Initiation Notice or Remedies Instruction or, other than to the extent set forth in Section 5.2, to provide their Consent in respect of a Modification or on whether and when the HoldCo Secured Parties may exercise remedies or give other instructions with respect to any Enforcement Action or other remedies. Except as set out in the prior sentence, the HoldCo Secured IR Hedge Counterparties, if any, shall have all of the same rights, privileges, and duties of other HoldCo Secured Parties in respect of the HoldCo Security Interest, including the sharing of proceeds upon an enforcement in accordance with Section 9.6.
7.7Cessation of an Event of Default
Any Designated Voting Party that has instructed the HoldCo Intercreditor Agent to direct the HoldCo Collateral Agent to pursue remedies pursuant to a Remedies Instruction or other direction in connection with any Enforcement Action shall promptly notify the HoldCo Intercreditor Agent (who shall in turn promptly notify the HoldCo Collateral Agent and each other HoldCo Secured Creditor Representative) upon obtaining actual knowledge of the cessation of the Event of Default to which such Remedies Instruction or such other direction in connection with such Enforcement Action is related.

8.AGREEMENT OF HOLDCO SECURED IR HEDGE COUNTERPARTIES
8.1Undertakings of HoldCo Secured IR Hedge Counterparties
(a)Each HoldCo Secured IR Hedge Counterparty, if any, agrees that, until the Discharge Date, or except with the prior approval of the HoldCo Intercreditor Agent, no HoldCo Secured IR Hedge Counterparty shall have the right to:
(i)terminate or close out any HoldCo Secured IR Hedge Obligations unless (A) (1) a Hedging Default exists and (2) such terminating HoldCo Secured IR Hedge Counterparty has complied with the provisions of Section 8.1(b) or (B) such termination is permitted pursuant to the optional or mandatory termination provisions set forth in its HoldCo Secured IR Hedge Agreement; provided, that no automatic early termination shall be permissible other than in accordance with Section 8.3(b); or
(ii)demand or receive payment, prepayment or repayment of, or any distribution in respect of, or on account of, any liability of the HoldCo Borrower under any HoldCo Secured IR Hedge Agreement (other than scheduled payments under that HoldCo Secured IR Hedge Agreement or payments made to terminate or close out any HoldCo Secured IR Hedge Agreements as provided in clause (i) above pursuant to (without duplication) Section 9.8(a), and amounts received from or through any HoldCo Secured IR Hedge Agreement or the HoldCo Collateral Agent pursuant to the HoldCo Secured Credit Documents) to which such HoldCo Secured IR Hedge Counterparty is party.
(b)Upon becoming aware of a Hedging Default, the affected HoldCo Secured IR Hedge Counterparty, if any shall as soon as reasonably practicable, send to the HoldCo Collateral Agent and the HoldCo Intercreditor Agent a notice stating that a Hedging Default has occurred and describing such Hedging Default and the HoldCo Intercreditor Agent shall promptly give notice thereof to each HoldCo Secured Debt Holder Representative. Such affected HoldCo Secured IR Hedge Counterparty may satisfy its notification obligation set forth herein by contemporaneously sending to the HoldCo Collateral Agent and the HoldCo Intercreditor Agent a copy of the notice that such HoldCo Secured IR Hedge Counterparty sends to the HoldCo Borrower pursuant to the HoldCo Secured IR Hedge Agreement to which it is a party.
8.2Restriction on Commencement of Proceedings
(a)Without limiting Section 8.1, each HoldCo Secured IR Hedge Counterparty, if any, agrees that, until the Discharge Date or except with the prior approval of the HoldCo Intercreditor Agent, no HoldCo Secured IR Hedge Counterparty nor any Person on its behalf or appointed by it will sue for or institute legal proceedings to recover all or any part of the HoldCo Secured IR Hedge Obligations nor petition or apply for or vote in favor of any resolution for the reorganization, Bankruptcy, winding-up, dissolution, administration of, or a voluntary arrangement in relation to, the HoldCo Borrower; provided, that nothing in this Section 8.2 shall prohibit (i) any legal proceedings commenced after the HoldCo Collateral Agent has (A) completed Enforcement Action and (B) received proceeds resulting from the disposition of any Collateral in accordance with the HoldCo Security Interest of the applicable HoldCo Security Document, distributions from the HoldCo Borrower, or any trustee, administrator, liquidator, receiver or other representative of the estate of the HoldCo Borrower (in Bankruptcy or otherwise) or other payments of any kind in respect of the HoldCo Secured IR Hedge Obligations, if any, or (ii) any filing or voting of claims in any pending legal proceeding (in Bankruptcy or otherwise) for the reorganization, Bankruptcy, winding-up, dissolution, administration of, or a voluntary arrangement in relation to, the HoldCo Borrower, in each case to recover the portion of such proceeds, distributions or payments which any such HoldCo Secured IR Hedge Counterparty is entitled to receive under Section 9.6.
(b)Notwithstanding any other provision of this Article 8, each HoldCo Secured IR Hedge Counterparty, if any, shall have the right to join in the commencement of a proceeding of the type described above if any HoldCo Secured Party has commenced or joined in the commencement of such a proceeding; provided, that no such HoldCo Secured IR Hedge Counterparty shall have the right to vote in connection with any such proceeding.
8.3Termination and Exercise of Rights
Without limiting Section 8.1, each HoldCo Secured IR Hedge Counterparty, if any:
(a)if so instructed by the HoldCo Intercreditor Agent and only to the extent a Hedging Default has occurred with respect to the HoldCo Borrower under any HoldCo Secured IR Hedge Agreement to which it is a party, such HoldCo Secured IR Hedge Counterparty shall exercise any right of termination under any HoldCo Secured IR Hedge Agreement to which it is a party based on such instructions; and
(b)shall ensure that no HoldCo Secured IR Hedge Agreement (other than HoldCo Secured IR DCH Confirmations) to which it is a party contains provisions for automatic termination other than (i) on the stated maturity thereof or (ii) an automatic early termination related to an insolvency or bankruptcy to the extent needed to accommodate netting.
8.4No Other Remedies
(a)Each HoldCo Secured IR Hedge Counterparty, if any, agrees that, until the Discharge Date, it will not exercise any remedies under any HoldCo Secured IR Hedge Agreement except as permitted in Section 8.1, Section 8.2, and Section 8.3.
(b)If any HoldCo Secured IR Hedge Counterparty, if any, in violation of the provisions of this Agreement, commences, prosecutes or participates in any suit, action, case, or proceeding against the HoldCo Borrower, then the HoldCo Borrower, any HoldCo Secured Debt Holder Representative, the HoldCo Collateral Agent (as directed by the HoldCo Intercreditor Agent) or the HoldCo Intercreditor Agent may intervene and interpose as a defense or plea the provisions of this Agreement.

9.APPLICATION OF SPECIFIED MANDATORY PREPAYMENT PROCEEDS AND COLLATERAL PROCEEDS
9.1Generally
(a)The HoldCo Borrower, each HoldCo Secured Creditor Representative (on behalf of the respective HoldCo Secured Creditors it represents), and each other HoldCo Secured Party party hereto hereby agree that all Specified Mandatory Prepayment Proceeds shall be applied in strict accordance with this Agreement.
(b)All Specified Mandatory Prepayment Proceeds required to be deposited in the HoldCo Revenue Account prior to the initiation of an Enforcement Action in accordance herewith shall be applied in accordance with this Article 9.
(c)All Specified Mandatory Prepayment Proceeds received after the initiation of an Enforcement Action in accordance herewith shall be applied in accordance with Section 9.6.
(d)If the HoldCo Borrower or any HoldCo Secured Party shall receive any Specified Mandatory Prepayment Proceeds other than in accordance with this Section 9.1, then the HoldCo Borrower or such HoldCo Secured Party shall (whether or not a Bankruptcy has occurred) segregate such Specified Mandatory Prepayment Proceeds and promptly deliver the same to the HoldCo Collateral Agent in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, in each case for application in accordance with this Section 9.1. The HoldCo Collateral Agent is hereby authorized to make any such endorsements as agent for any such HoldCo Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge Date.
(e)Should any HoldCo Secured Party (a “Breaching Party”), contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, the other HoldCo Secured Parties (as applicable, the “Non-Breaching Parties”) may obtain relief against such action by such Breaching Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each HoldCo Secured Party that (i) the Non-Breaching Parties’ damages from the actions of a Breaching Party may at that time be difficult to ascertain and may be irreparable and (ii) each HoldCo Secured Party waives (to the fullest extent permitted by applicable Government Rules) any defense that the Non-Breaching Parties cannot demonstrate damage or be made whole by the awarding of damages.
9.2Loss Proceeds
Prior to the initiation of an Enforcement Action, Loss Proceeds to the extent actually received by the HoldCo Borrower from the OpCo Borrower or any Project Financing Entity (other than any such Loss Proceeds that are the proceeds of Project Extraordinary Distributions) shall be deposited in the HoldCo Revenue Account and shall be applied in accordance with Section 9.5.
9.3Asset Sale Proceeds
Prior to the initiation of an Enforcement Action, Asset Sale Proceeds to the extent actually received by the HoldCo Borrower from the OpCo Borrower or any Project Financing Entity shall be deposited in the HoldCo Revenue Account and shall be applied in accordance with Section 9.5.
9.4Performance Liquidated Damages
Prior to the initiation of an Enforcement Action, Performance Liquidated Damages to the extent actually received by the HoldCo Borrower from the OpCo Borrower or any Project Financing Entity (other than any such Performance Liquidated Damages that are the proceeds of Project Extraordinary Distributions) shall be deposited in the HoldCo Revenue Account and shall be applied in accordance with Section 9.5.
9.5Application of Specified Mandatory Prepayment Proceeds to the HoldCo Secured Obligations Prior to an Enforcement Action
(a)The HoldCo Borrower shall ensure that Specified Mandatory Prepayment Proceeds that are required pursuant to one or more HoldCo Secured Debt Instruments to be applied to the HoldCo Secured Obligations prior to the initiation of an Enforcement Action in accordance herewith shall, subject to the right of the HoldCo Borrower to reserve any prepayment of the HoldCo Secured Obligations in the HoldCo Revenue Account in accordance with this Agreement, be applied as follows:
(i)first, on a pro rata basis to the relevant HoldCo Secured Debt Holder Representatives for payment of (A) accrued but unpaid interest and fees on the HoldCo Secured Debt to be prepaid with such Specified Mandatory Prepayment Proceeds (and excluding any make whole amount or other premium required to be paid under the terms of the applicable HoldCo Secured Debt Instrument) and (B) any additional amounts required to be paid due to Breakage Costs in connection with such prepayment under each HoldCo Secured Debt Instrument;
(ii)second, on a pro rata basis (A) to the relevant HoldCo Secured Debt Holder Representatives, for the prepayment of principal (including any make whole amount or other premium required to be paid under the terms of the applicable HoldCo Secured Debt Instrument) constituting HoldCo Secured Debt and the cash collateralization of all letters of credit provided by any HoldCo Secured Party in accordance with the relevant HoldCo Secured Credit Documents, in an amount equal to the Mandatory Prepayment Portion of such Specified Mandatory Prepayment Proceeds and (B) (1) to pay to the HoldCo Secured IR Hedge Counterparties to the HoldCo Secured IR Hedge Agreements the HoldCo IR Hedge Termination Amounts payable in respect of such HoldCo Secured IR Hedge Agreements terminated in accordance with Section 9.5(c) in connection with any prepayment or (2) to reserve an amount equal to 110% of the HoldCo IR Hedge Termination Amounts reasonably projected as of such date of prepayment to be payable by the HoldCo Borrower in connection with any such prepayment with respect to HoldCo Secured IR Hedge Agreements, terminated in accordance with Section 9.5(c); provided, that any amounts not actually applied to the repayment of the HoldCo Secured IR Hedge Agreements in accordance with this clause (2) shall be applied to prepayment of the HoldCo Secured Debt in accordance with the HoldCo Secured Credit Documents; and
(iii)third, the remainder of such Specified Mandatory Prepayment Proceeds after paying all amounts in paragraphs (i) and (ii) above, if any, shall be retained in the HoldCo Revenue Account;
(iv)in each case, on or prior to the date required by the relevant HoldCo Secured Debt Instrument or, if no such date is specified, then promptly after receipt of such Specified Mandatory Prepayment Proceeds by the HoldCo Borrower.
(b)If this Section 9.5 applies, then the HoldCo Borrower shall direct the application of the relevant Specified Mandatory Prepayment Proceeds in accordance with this Section 9.5 and each relevant HoldCo Secured Credit Document.
(c)If Specified Mandatory Prepayment Proceeds are applied to mandatory prepayment of the HoldCo Secured Debt in accordance with the provisions of Section 9.5(a) and such mandatory prepayment would result in the aggregate notional amounts (after giving effect to any Offsetting Transactions) under the HoldCo Secured IR Hedge Transactions exceeding the amounts permitted pursuant to any HoldCo Secured Debt Instrument, the HoldCo Borrower (i) shall, within the time periods permitted pursuant to each HoldCo Secured Debt Instrument, terminate or, to the extent permitted by the applicable HoldCo Secured IR Hedge Agreements, transfer or novate, a portion of the HoldCo Secured IR Hedge Transactions such that the aggregate notional amount (after giving effect to any Offsetting Transactions) of the HoldCo Secured IR Hedge Transactions does not exceed the maximum hedging requirements of the hedging requirements of any HoldCo Secured Debt Instrument and (ii) may, within the time periods permitted pursuant to each HoldCo Secured Debt Instrument, terminate or, to the extent permitted by the applicable HoldCo Secured IR Hedge Agreements, transfer or novate, a portion of the HoldCo Secured IR Hedge Transactions such that the aggregate notional amount (after giving effect to any Offsetting Transactions) of the HoldCo Secured IR Hedge Transactions across all HoldCo Secured IR Hedge Counterparties is not less than the minimum hedging requirements of the HoldCo Borrower pursuant to the hedging requirements of any HoldCo Secured Debt Instrument.
9.6Application of Collateral Proceeds to the HoldCo Secured Obligations Following an Enforcement Action
Regardless of whether any Bankruptcy has been commenced by or against the HoldCo Borrower (but subject to the requirements of applicable Government Rule), following an Enforcement Action, any money collected or to be applied by the HoldCo Collateral Agent pursuant to this Agreement and the other HoldCo Collateral Documents as Collateral Proceeds (other than monies for its own account) shall be applied as follows:
(a)first, to the payment of any fees, costs, charges, expenses or disbursements of any kind incurred or expended by the HoldCo Collateral Agent, and the HoldCo Intercreditor

Agent relating to or arising out of any Enforcement Action or the enforcement of any of the terms of this Agreement or the other HoldCo Secured Credit Documents;
(b)second, pro rata to the payment of any fees, costs, charges, expenses or disbursements of any kind incurred or expended by the HoldCo Secured Debt Holder Representatives relating to or arising out of any Enforcement Action or the enforcement of any of the terms of this Agreement or the other HoldCo Collateral Documents;
(c)third, pro rata to the payment of any fees, costs, charges, expenses or disbursements of any kind incurred or expended by any HoldCo Secured Party in connection with the HoldCo Secured Obligations, except as otherwise referred to in clause (a) or (b) above or clause (d) or (e) below;
(d)fourth, pro rata to the payment of accrued and unpaid interest (including default interest) on the HoldCo Secured Obligations and accrued and unpaid ordinary course settlements under the HoldCo Secured IR Hedge Agreements;
(e)fifth, pro rata to the payment of the principal of the HoldCo Secured Obligations, the payment of any HoldCo IR Hedge Termination Amounts payable under the HoldCo Secured IR Hedge Agreements, and the cash collateralization of all letters of credit provided by any HoldCo Secured Party in accordance with the relevant HoldCo Secured Credit Document; and
(f)finally, after payment in full of the amounts described in this Section 9.6 and all other HoldCo Secured Obligations, to the HoldCo Borrower or the HoldCo Pledgor (as applicable) or their respective successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
9.7Establishment of HoldCo Accounts
The HoldCo Borrower hereby confirms that, as of the Closing Date, it has established with a (i) an account (account no. ***) (including any sub-accounts thereof, the “HoldCo Revenue Account”) and (ii) an account (account no. ***) (including any sub-accounts thereof, the “BX HoldCo DSRA”), and except as otherwise expressly set forth in this Agreement and the other HoldCo Financing Documents, it will maintain the HoldCo Revenue Account at all times until the Discharge Date.
9.8HoldCo Accounts
(a)HoldCo Revenue Account.
(i)The HoldCo Borrower shall deposit or cause to be deposited into the HoldCo Revenue Account the following amounts (without duplication):
(A)all Cash Flows, and all other revenues received by or on behalf of the HoldCo Borrower (howsoever generated) or to which the HoldCo Borrower is entitled that are not otherwise expressly required or permitted to be deposited into or credited to another HoldCo Account pursuant to this Agreement;

(B)cash proceeds of HoldCo Secured Debt (as determined by the HoldCo Borrower) other than amounts deposited directly into any HoldCo Debt Service Reserve Accounts or otherwise applied in accordance with the definition of Replacement Debt, Supplemental Debt, or Relevering Debt;
(C)all funds in other HoldCo Accounts, including the HoldCo Debt Service Reserve Accounts, which, pursuant to this Agreement, are required or permitted to be transferred to the HoldCo Revenue Account (including for the avoidance of doubt, from the Distribution Account); and
(D)any other amounts which, pursuant to this Agreement or another HoldCo Financing Document, are to be transferred to the HoldCo Revenue Account including any amounts pursuant to any funds flow memorandum delivered by the HoldCo Borrower pursuant to the HoldCo Secured Debt Instrument.
(E)Notwithstanding anything in the foregoing to the contrary, neither equity contributions deposited into the Distribution Account in accordance with the HoldCo Financing Documents nor the proceeds of Project Extraordinary Distributions shall be required to be deposited into the HoldCo Revenue Account.
(ii)The HoldCo Borrower shall direct all Persons that make payments described in Section 9.8(a)(i) to make such payments directly to the HoldCo Account Bank for deposit to the HoldCo Revenue Account. If, notwithstanding the foregoing, the HoldCo Borrower shall receive any such amounts, the HoldCo Borrower shall immediately deliver such amounts in the exact form received (duly indorsed, if appropriate) to the HoldCo Account Bank for deposit to the HoldCo Revenue Account.
(iii)All amounts in the HoldCo Revenue Account shall be disbursed by the HoldCo Borrower for application in the following order of priority (with no payment referred to in each clause below being made until all amounts referred to in the clauses preceding it have been made):
(A)first, on each Transfer Date, withdraw and transfer to the Persons specified therein an amount that equals the amount of Administrative Expenses then due and payable by the HoldCo Borrower or anticipated to become due and payable by the HoldCo Borrower prior to the immediately succeeding Transfer Date;
(B)second, on each Transfer Date, withdraw and transfer an amount that equals (1) all commitment fees, letter of credit fees (including any fronting fee, standby fee or exposure fee payable in respect of any letter of credit) and similar fees and the aggregate amount of interest then due and payable by the HoldCo Borrower or anticipated to have accrued or become due and payable by the HoldCo Borrower prior to the immediately succeeding Monthly Transfer Date in respect of the HoldCo Secured Debt, (2) Ordinary Course Settlement Payments then due and payable by the HoldCo Borrower or anticipated to have accrued or become due and payable by the HoldCo Borrower prior to the immediately succeeding Monthly Transfer Date, and (3) principal of the HoldCo Secured Debt and HoldCo IR Hedge Termination Amounts, in each such case, then due and payable by the HoldCo Borrower or anticipated to become due and payable by the HoldCo Borrower prior to the immediately succeeding Monthly Transfer Date;
(C)third, on each Quarterly Transfer Date, withdraw and transfer to the HoldCo Debt Service Reserve Accounts, an amount necessary to fund any Account Deficiency in the HoldCo Debt Service Reserve Accounts;
(D)fourth, on each Quarterly Transfer Date, withdraw and transfer an amount (if any) to be used to optionally prepay any HoldCo Secured Debt and other amounts required to be paid in connection therewith (including any HoldCo IR Hedge Termination Amounts required to be paid in connection with any such optional prepayment) under any HoldCo Secured Credit Document;
(E)fifth, on each Quarterly Transfer Date, so long as no Event of Default has occurred and is continuing, withdraw and transfer as set forth in such withdrawal certificate, to any Distribution Account, the aggregate amount of Tax Distributions as of such Quarterly Transfer Date;
(F)sixth, on each Monthly Transfer Date, after giving effect to the withdrawals and transfers specified in clauses (A) through (E) of this Section 9.8(a)(iii), so long as the applicable Distribution Release Conditions shall have been satisfied as of such Transfer Date, withdraw and transfer to any Distribution Account, an amount up to the aggregate remaining balance in the HoldCo Revenue Account on such Monthly Transfer Date; provided, that, (x) in the case of any transfers pursuant to this clause (H) on any Monthly Transfer Date that is not in the same calendar month as a Quarterly Payment Date, the HoldCo Borrower shall cause the balance of the HoldCo Revenue Account, after giving effect to the foregoing transfers pursuant to this clause (F), to equal or exceed the Monthly Amount Fraction of the FSD Accrual Amount on such Monthly Transfer Date.
(b)HoldCo Debt Service Reserve Accounts.
(i)The HoldCo Borrower shall deposit or cause to be deposited funds into each HoldCo Debt Service Reserve Account, (A) at the election of the HoldCo Borrower, with the proceeds of equity contributions, HoldCo Secured Debt (to the extent permitted to be utilized to fund the HoldCo Debt Service Reserve Account), or with a DSR LC, and (B) by transfer from the HoldCo Revenue Account as provided in Section 9.8(a)(iii)(C). Interest (if any) earned on amounts in the HoldCo Debt Service Reserve Account shall be retained in the HoldCo Debt Service Reserve Account.

(ii)Each HoldCo Debt Service Reserve Account may be funded from time to time by a combination of cash and funds available to be drawn under a DSR LC provided pursuant to Section 2.3. For the purposes of this Agreement and the other HoldCo Collateral Documents, the available stated amount of a DSR LC credited to any HoldCo Debt Service Reserve Account shall be deemed on deposit in cash in such HoldCo Debt Service Reserve Account.
(iii)If, on any Transfer Date, the amounts available in the HoldCo Revenue Account pursuant to Section 9.8(a)(iii)(B) or Section 9.8(a)(iii)(C) are insufficient to fund the commitment, letter of credit, and similar fees and interest thereon or in respect thereof or the principal thereof (as applicable) that are then due and payable or will be payable by the HoldCo Borrower prior to the next Monthly Transfer Date in respect of the HoldCo Secured Debt for which the applicable HoldCo Debt Service Reserve Account was established, the HoldCo Borrower shall transfer funds from the applicable HoldCo Debt Service Reserve Account, after giving effect, to the extent necessary, to the drawing on any DSR LC credited to such HoldCo Debt Service Reserve Account, to the HoldCo Revenue Account in the amount of such shortfall (or, if less, the balance of the applicable HoldCo Debt Service Reserve Account).
(iv)On each Monthly Transfer Date, after giving effect to the transfers requested to occur on such Monthly Transfer Date pursuant to Section 9.8(a)(iii), if an Account Surplus exists with respect to any HoldCo Debt Service Reserve Account on such Monthly Transfer Date, the HoldCo Borrower may, at the election of the HoldCo Borrower, (A) withdraw funds on deposit in the HoldCo Debt Service Reserve Account and transfer such funds to the HoldCo Revenue Account or (B) pursuant to a written instruction from an Authorized Officer of the HoldCo Borrower, direct the HoldCo Collateral Agent to cause the stated amount of any DSR LC credited to such HoldCo Debt Service Reserve Account to be reduced as specified in such written instruction (or cause such DSR LC to be cancelled, terminated, released, and/or returned); provided, that in each case such withdrawals and reductions in DSR LCs in the aggregate will not exceed the Account Surplus with respect to the applicable HoldCo Debt Service Reserve Account on such Monthly Transfer Date.
(v)If at any time (i) any issuer of a DSR LC credited to any HoldCo Debt Service Reserve Account in accordance with Section 2.3 ceases, for any reason, to be an Acceptable Bank and such DSR LC has not been replaced with another DSR LC within fifteen days, (ii) the HoldCo Collateral Agent shall have received notice from the issuing bank thereof that a DSR LC credited to such HoldCo Debt Service Reserve Account will not be renewed and such DSR LC is not renewed or replaced at least thirty days prior to any expiration or termination of such DSR LC (or a DSR LC shall expire in accordance with its terms and has not been replaced at least thirty days prior to such expiration), (iii) a DSR LC otherwise fails to qualify as a DSR LC and is not replaced with another DSR LC within fifteen days after such failure, or (iv) the Acceptable Bank does not provide its consent to a transfer of such DSR LC to a replacement HoldCo Collateral Agent and such DSR LC is not replaced by a DSR LC in favor of the replacement HoldCo Collateral Agent by the date on which such replacement HoldCo

Collateral Agent is appointed, then, in each such case, the HoldCo Collateral Agent shall draw the entire remaining available amount of such DSR LC and deposit the proceeds of such drawing into the applicable HoldCo Debt Service Reserve Account; provided, that no such drawing shall be made if, prior to the date specified for the making of such drawing (or, if later, before such drawing occurs), the HoldCo Borrower shall have (A) deposited cash into the applicable HoldCo Debt Service Reserve Account or (B) delivered a DSR LC to be credited to applicable HoldCo Debt Service Reserve Account, in each case, in an amount equal to the then undrawn face amount of such affected DSR LC.
(vi)Upon the posting of any DSR LC, the HoldCo Borrower may transfer an amount not to exceed the Account Surplus to the HoldCo Revenue Account.
(vii)In connection with entering into the BX HoldCo Credit Agreement, the HoldCo Borrower shall provide the HoldCo Collateral Agent a certificate executed by an Authorized Officer of the HoldCo Borrower that certifies as to the method of calculation of the DSRA Reserve Amount. The HoldCo Collateral Agent shall not have any obligation to verify any such method or any calculation.
(c)Distribution Account. From time to time, on three days’ prior notice, the HoldCo Borrower may designate in writing to the HoldCo Account Bank and the HoldCo Collateral Agent a deposit account or securities account established with a financial institution of the HoldCo Borrower’s choice to be the “Distribution Account” for purposes of this Agreement and the other HoldCo Financing Documents. Neither the Distribution Account nor any cash, securities, investments, financial assets or other items of property from time to time held or deposited in, or credited to, any Distribution Account shall be part of the Collateral or subject to any Lien in favor of the HoldCo Secured Parties. No Distribution Account shall be a “HoldCo Account” for purposes of this Agreement and the other HoldCo Collateral Documents. The HoldCo Borrower may withdraw funds from and make payments and transfers out of the Distribution Accounts at any time and for any purpose whatsoever, in the sole discretion of the HoldCo Borrower, and without any condition whatsoever.
9.9Lien Failure
If, for any reason, a HoldCo Secured Party does not have a valid and perfected Lien (either directly or through the HoldCo Collateral Agent) on any portion of the Collateral, any Collateral Proceeds on such portion of the Collateral received by the other HoldCo Secured Parties shall be paid over to such HoldCo Secured Party to the extent necessary to reflect the distribution provisions above as if all HoldCo Secured Parties held such a valid and perfected Lien.
9.10Rescission; Return of Collateral
If any Enforcement Action is rescinded or the HoldCo Collateral Agent otherwise becomes liable for the return of Collateral Proceeds realized in connection with such an Enforcement Action to any Person, each relevant HoldCo Secured Party shall return to the HoldCo Collateral Agent the amount previously distributed to such HoldCo Secured Party in accordance with this Agreement as a result of such Enforcement Action. Upon receipt of such amounts by the HoldCo Collateral

Agent, the relevant HoldCo Secured Obligations automatically shall be reinstated for all purposes hereunder.
9.11Payments Received by Any Other HoldCo Secured Party
Except with respect to amounts that are excluded from sharing and notice obligations in Section 9.12 or otherwise provided under this Agreement, if any HoldCo Secured Party (other than the HoldCo Collateral Agent and the HoldCo Account Bank) shall obtain any amount in respect of any HoldCo Secured Obligations, such HoldCo Secured Party shall forthwith notify the HoldCo Collateral Agent thereof and promptly, and in any event within ten Business Days of its so obtaining the same, shall pay such amount (less any reasonable costs and expenses incurred by such HoldCo Secured Party in obtaining such amount) to the HoldCo Collateral Agent for distribution in accordance with Section 9.5 or Section 9.6, as applicable. Any reasonable costs and expenses incurred by any HoldCo Secured Party in connection with any such return shall be paid or reimbursed by the HoldCo Borrower.
9.12Amounts Not Subject to Sharing
(a)Notwithstanding any other provision of this Agreement or any other HoldCo Secured Credit Document, no HoldCo Secured Party shall have any obligation to share or provide any notice pursuant to Section 9.11 with respect to:
(i)any payment made to a HoldCo Secured Party pursuant to any provision of any HoldCo Secured Credit Document that is in the nature of an indemnity against or reimbursement for:
(A)Breakage Costs;
(B)costs with respect to taxes incurred or payable by such HoldCo Secured Party on principal, interest and other payments payable to it under the HoldCo Secured Credit Documents; or
(C)costs, liabilities, claims, and other expenses incurred by such HoldCo Secured Party that are the subject of any indemnity or reimbursement provision contained in the HoldCo Secured Credit Documents;
(ii)any payment made to any HoldCo Secured IR Hedge Counterparty pursuant to any HoldCo Secured IR Hedge Agreement;
(iii)any payment of fees or premiums expressly required by the terms of any HoldCo Secured Credit Document and not required by the terms of any other HoldCo Secured Credit Document to be shared;
(iv)any consideration for the agreement of such HoldCo Secured Party or as part of any transaction or series of related transactions in which such HoldCo Secured Party shall have agreed to waive or amend any provision of any HoldCo Secured Credit Document; or
(v)amounts otherwise obtained in accordance with the HoldCo Control Agreement or this Agreement.

(b)Notwithstanding Section 9.12(a), sharing of payments made with respect to a particular HoldCo Secured Debt Instrument or any HoldCo Secured IR Hedge Agreement, if any, shall be subject to the sharing provisions of the applicable HoldCo Secured Debt Instrument or HoldCo Secured IR Hedge Agreement(s) as such provisions affect the sharing of payments among the HoldCo Secured Debt Holders or the HoldCo Secured IR Hedge Counterparties that are parties to such HoldCo Secured Debt Instrument or such HoldCo Secured IR Hedge Agreement(s), as applicable.
9.13Presumption Regarding Payments
For purposes of this Agreement, any payment received by a HoldCo Secured Party pursuant to this Article 9 may be presumed by such HoldCo Secured Party to have been properly received by such HoldCo Secured Party in accordance with this Article 9 unless such HoldCo Secured Party receives notice from any other HoldCo Secured Party or the HoldCo Borrower that such payment was not made in accordance with this Agreement.
9.14Notice of Amounts Owed
Upon the written request of the HoldCo Collateral Agent, in connection with the taking of any action under this Agreement by the HoldCo Collateral Agent, each HoldCo Secured Creditor Representative shall promptly (and, in any event, within five Business Days) give the HoldCo Collateral Agent written notice of:
(a)the aggregate amount of the HoldCo Secured Obligations then outstanding owed by the HoldCo Borrower to the HoldCo Secured Debt Holders or HoldCo Secured IR Hedge Counterparties, if any, represented by such HoldCo Secured Creditor Representative;
(b)the principal, interest, expenses, and other components of such HoldCo Secured Obligations; and
(c)any other information that the HoldCo Collateral Agent may reasonably request.
9.15No Separate Security
Each HoldCo Secured Party (for itself, each Person on whose behalf it executes this Agreement and any Person claiming through it) represents and warrants to each other HoldCo Secured Party that it has not received, and covenants to each other HoldCo Secured Party that it will not receive, any security interest in respect of the HoldCo Secured Obligations other than any security interest granted pursuant to any HoldCo Secured Credit Document.
10.THE HOLDCO COLLATERAL AGENT
10.1Appointment, Acceptance and Authority
(a)The HoldCo Secured Parties that are party hereto hereby irrevocably appoint Wilmington Trust, National Association to act on their behalf (and, in the case of each HoldCo Secured Debt Holder Representative, to also act on behalf of each of the HoldCo Secured Debt Holders it represents) as the initial HoldCo Collateral Agent to take such actions on their behalf and to exercise such powers as are delegated to the HoldCo Collateral Agent by the terms of this Agreement and the other HoldCo Secured Credit Documents, together with such actions and powers as are reasonably incidental thereto. Wilmington Trust, National Association hereby accepts such appointment to act as the HoldCo Collateral Agent for the HoldCo Secured Parties in accordance with the terms of this Agreement. Each of the HoldCo Secured Parties that are party hereto authorizes the HoldCo Collateral Agent to act on behalf of such HoldCo Secured Party (and, in the case of each HoldCo Secured Debt Holder Representative, to also act on behalf of each of the HoldCo Secured Debt Holders it represents) under each HoldCo Secured Credit Document to which it is a party and in the absence of other written instructions from the HoldCo Intercreditor Agent received from time to time by the HoldCo Collateral Agent (with respect to which the HoldCo Collateral Agent agrees that it will comply, except as otherwise provided in this Section 10.1 or as otherwise advised by counsel of its own choosing, and subject in all cases to the terms of this Agreement), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the HoldCo Collateral Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto.
(b)The provisions of this Article 10 (other than the consultation and consent right of the HoldCo Borrower under Section 10.7(b) and the limitation on fees payable to a successor HoldCo Collateral Agent described in Section 10.7(d)) are solely for the benefit of the HoldCo Collateral Agent and the HoldCo Secured Parties, and the HoldCo Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” (or any other similar term) herein or in any other HoldCo Secured Credit Documents with reference to the HoldCo Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of applicable Government Rules. Instead such term is used as a matter of market custom, and is intended to create and reflect only an administrative relationship between contracting parties.
10.2Rights as a HoldCo Secured Creditor
To the extent the HoldCo Collateral Agent is a HoldCo Secured Creditor, such HoldCo Collateral Agent shall continue to have the same rights and powers in its capacity as a HoldCo Secured Creditor and may exercise the same as though it were not the HoldCo Collateral Agent. The term “HoldCo Secured Creditor” shall, unless otherwise expressly indicated or unless the context otherwise requires, include any HoldCo Collateral Agent acting in its capacity as a HoldCo Secured Creditor. Such HoldCo Collateral Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the HoldCo Borrower or Affiliates of the HoldCo Borrower as if such Person were not the HoldCo Collateral Agent and without any duty to account therefor to any other HoldCo Secured Creditors.
10.3Exculpatory Provisions
(a)The HoldCo Collateral Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other HoldCo Collateral Documents and no duties, responsibilities, covenants, or obligations shall be inferred or implied against the

HoldCo Collateral Agent. Without limiting the generality of the foregoing, the HoldCo Collateral Agent shall not:
(i)be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing;
(ii)have any duty to take any discretionary action or exercise any discretionary powers (including any Administrative Decisions or the filing of any UCC financing or continuation statements) unless directed in writing by the HoldCo Intercreditor Agent; provided, that the HoldCo Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the HoldCo Collateral Agent to liability or that is contrary to any HoldCo Secured Credit Document or applicable Government Rules, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Laws, and shall also be entitled to take any action that it regards as necessary to comply with any applicable Government Rules; provided, further, that the HoldCo Collateral Agent may (but shall be under no obligation to) take such action in its discretion as it deems necessary or appropriate from time to time to protect or preserve the Liens on the Collateral for the benefit of the HoldCo Secured Parties;
(iii)except as expressly set forth in this Agreement and in the other HoldCo Secured Credit Documents to which it is a party, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the HoldCo Borrower or any of its Affiliates that is communicated to or obtained by the HoldCo Collateral Agent or any of its Affiliates in any capacity;
(iv)incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the HoldCo Collateral Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, other unavailability of the Federal Reserve Bank wire or facsimile or other wire communication facility); and
(v)be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.
(b)The HoldCo Collateral Agent and its Related Parties shall not be liable for any action taken or not taken by it (i) with the prior written consent or at the request of the HoldCo Intercreditor Agent or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and Non-Appealable judgment.
(c)The HoldCo Collateral Agent shall not be liable for any failure on its part to take any action in the absence of (i) an express instruction from the HoldCo Intercreditor Agent or (ii) the provision of satisfactory indemnification under Section 10.11. The HoldCo Collateral Agent may at any time request instructions from the HoldCo Intercreditor

Agent as to a course of action to be taken by it hereunder and under any of the HoldCo Secured Credit Documents or any other matters relating hereto and thereto.
(d)The HoldCo Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default (or any cure, waiver, cessation or rescission thereof) unless and until notice describing such Default or Event of Default (or such cure, waiver, cessation or rescission thereof) or any other event under the HoldCo Secured Credit Documents, is given to a responsible officer of the HoldCo Collateral Agent in writing by the HoldCo Intercreditor Agent or any HoldCo Secured Creditor Representative; provided, that, in the case of a Default or Event of Default, such notice states that it is a “Notice of Default” or “Notice of Event of Default”.
(e)The HoldCo Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other HoldCo Secured Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other HoldCo Secured Credit Document, or any other agreement, instrument, or document, (v) the perfection or priority of any Lien or the HoldCo Security Interest, or (vi) the validity of the title of either HoldCo Borrower or the HoldCo Pledgor to any of the Collateral, insuring the Collateral or the payment of taxes, charges, assessments or Liens upon the Collateral (provided, that if this Agreement requires the HoldCo Collateral Agent to maintain any Collateral, the HoldCo Collateral Agent shall have no duty other than to care of such Collateral in the same manner as the HoldCo Collateral Agent cares for its own similar property), or (vii) the satisfaction of any condition precedent set forth in any HoldCo Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the HoldCo Collateral Agent.
(f)For the avoidance of doubt, the obligations of the HoldCo Intercreditor Agent, the HoldCo Collateral Agent and the HoldCo Account Bank under the HoldCo Secured Credit Documents are several and not joint.
(g)The permissive rights of the HoldCo Collateral Agent to perform responsibilities and undertake actions enumerated in this Agreement shall not be construed as a duty, and with respect to such permissive rights, the HoldCo Collateral Agent shall not be answerable for other than its gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and Non-Appealable judgment. Any permissive right, authority, or discretion granted to the HoldCo Collateral Agent under any HoldCo Secured Credit Document shall not be construed as a duty or obligation to take (or omit to take) any such action, and the HoldCo Collateral Agent shall not have any liability for the exercise or non-exercise of any such permissive right.

10.4HoldCo Collateral Agent Not Responsible
(a)Notwithstanding anything to the contrary expressed or implied in Agreement, the HoldCo Collateral Agent shall not:
(i)be bound to inquire as to (A) whether or not any representation or warranty made by any other Person in connection with any HoldCo Collateral Document is true, (B) the occurrence or otherwise of any Default or Event of Default (or any cure, waiver, cessation or rescission thereof), (C) the performance by any other Person of its obligations under any of the HoldCo Collateral Documents or any other HoldCo Secured Credit Document, or (D) any breach of or default by any other Person of its obligations under any of the HoldCo Collateral Documents or any other HoldCo Secured Credit Document;
(ii)be bound to account to any Person for any sum or the profit element of any sum received by it for its own account; or
(iii)be bound to disclose to any Person any information relating to the P1 Project or otherwise if such disclosure would, or might in its reasonable opinion, constitute a breach of applicable Government Rules.
(b)The HoldCo Collateral Agent shall not have any responsibility for the accuracy or completeness of any information supplied by any other Person in connection with the P1 Project or for the legality, validity, effectiveness, adequacy, or enforceability of the HoldCo Secured Credit Documents or any other document referred to herein or provided for herein or therein or for any recitals, statements, representations or warranties made by the HoldCo Borrower or any other Person contained in this Agreement or any other HoldCo Secured Credit Document or in any certificate or other document referred to or provided for, or received by the HoldCo Collateral Agent, thereunder. The HoldCo Collateral Agent shall not be liable as a result of any failure by the HoldCo Borrower or its Affiliates or any other Person party hereto or to any other HoldCo Secured Credit Document to perform their respective obligations under the HoldCo Secured Credit Documents or any document referred to or provided for herein or therein or as a result of taking or omitting to take any action in relation to the HoldCo Secured Credit Documents, except to the extent of the HoldCo Collateral Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and Non-Appealable judgment, as the case may be.
(c)It is understood and agreed by each HoldCo Secured Party (for itself and any other Person claiming through it) that, except as expressly set forth herein, it has itself been, and will continue to be, solely responsible for making its own independent appraisal of, and investigations into, the financial condition, creditworthiness, condition, affairs, status and nature of each Person and, accordingly, each such HoldCo Secured Party (for itself and any other Person claiming through it) warrants to the HoldCo Collateral Agent that it has not relied on and will not hereafter rely on the HoldCo Collateral Agent:
(i)to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by any Person in connection with any of the HoldCo Secured Credit Documents or the transactions therein contemplated (whether or not such information has been or is hereafter circulated to such Person by the HoldCo Collateral Agent); or
(ii)to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Person.
10.5Reliance by the HoldCo Collateral Agent
The HoldCo Collateral Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, any order, judgement, demand, notice, request, certificate, consent, statement, instrument, document, or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person, without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the services thereof. The HoldCo Collateral Agent also may conclusively rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The HoldCo Collateral Agent may consult with legal counsel of its own choosing at the reasonable expense of the HoldCo Borrower (who may be counsel for the HoldCo Borrower), independent accountants and other experts selected by it, as to any matter relating to this transaction, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
10.6Delegation of Duties
The HoldCo Collateral Agent may perform any and all of its duties and exercise its rights and powers under the HoldCo Secured Credit Documents by or through any one or more sub agents appointed by the HoldCo Collateral Agent. The HoldCo Collateral Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 10 shall apply to any such sub agent and to the Related Parties of the HoldCo Collateral Agent and any such sub agent, and shall apply to their respective activities in connection with the activities as the HoldCo Collateral Agent. The HoldCo Collateral Agent shall not be responsible for the negligence or misconduct of any sub agent that it selects except to the extent as determined by a court of competent jurisdiction by final and Non-Appealable judgment that the HoldCo Collateral Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.
10.7Resignation and Removal of the HoldCo Collateral Agent
(a)The HoldCo Collateral Agent may at any time for any reason give sixty days’ prior notice of its resignation to the HoldCo Intercreditor Agent, the HoldCo Account Bank, the HoldCo Secured Creditors and the HoldCo Borrower. The HoldCo Collateral Agent may be removed at any time by the Required HoldCo Secured Parties. Any such resignation or removal shall take effect upon the appointment of a successor HoldCo Collateral Agent, in accordance with this Section 10.7.
(b)Upon receipt of any such notice of resignation or upon the removal of the HoldCo Collateral Agent by the Required HoldCo Secured Parties, the Required HoldCo Secured Parties shall have the right, in consultation with the HoldCo Borrower (and, so long as no Default or Event of Default has occurred and is continuing, with the HoldCo Borrower’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed)), to appoint a successor HoldCo Collateral Agent hereunder and under each other HoldCo Secured Credit Document to which the HoldCo Collateral Agent is a party, which shall be a commercial bank with an office in New York, New York, or an Affiliate of any such bank with an office in New York, New York, in each case that has a combined capital and surplus of at least $1,000,000,000.
(c)If no such successor shall have been so appointed by the Required HoldCo Secured Parties within sixty days after notice of the retiring HoldCo Collateral Agent’s resignation or removal, the HoldCo Collateral Agent or any HoldCo Secured Party may petition any court of competent jurisdiction for the appointment of a successor HoldCo Collateral Agent. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor HoldCo Collateral Agent, who shall serve as HoldCo Collateral Agent hereunder and under each other HoldCo Secured Credit Document to which it is a party until such time, if any, as the Required HoldCo Secured Parties appoint a successor HoldCo Collateral Agent, as provided above. The cost and expense (including counsel fees and expenses) incurred by the retiring HoldCo Collateral Agent in connection with such petition proceedings shall be paid by the HoldCo Borrower.
(d)Upon the acceptance of a successor’s appointment as the HoldCo Collateral Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed HoldCo Collateral Agent and the retiring or removed HoldCo Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other HoldCo Secured Credit Documents, (ii) the retiring or removed HoldCo Collateral Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor HoldCo Collateral Agent and shall execute and deliver such notices, instructions, and assignments as may be necessary or desirable to effect such transfer (all at the HoldCo Borrower’s cost and expense), and (iii) the replaced HoldCo Collateral Agent shall make available (at the HoldCo Borrower’s cost and expense) to the successor HoldCo Collateral Agent such records, documents and information in the replaced HoldCo Collateral Agent’s possession and provide such assistance as the successor HoldCo Collateral Agent may reasonably request in connection with its appointment as the successor HoldCo Collateral Agent. The fees payable by the HoldCo Borrower to a successor HoldCo Collateral Agent shall be the same as those payable to its predecessor unless (x) otherwise agreed between the HoldCo Borrower and such successor or (y) an Event of Default has occurred and is continuing, in which case no such agreement of the HoldCo Borrower shall be required. After the retiring or removed HoldCo Collateral Agent’s resignation or removal hereunder and under the HoldCo Secured Credit Documents, the provisions of this Article 10 shall continue in effect for the benefit of such retiring or removed HoldCo Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed HoldCo Collateral Agent was acting in its capacity as the HoldCo Collateral Agent.
(e)Any entity into which the HoldCo Collateral Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the HoldCo Collateral Agent in its individual capacity shall be a party, or any corporation to which substantially all of the corporate trust business of the HoldCo Collateral Agent in its individual capacity may be transferred, shall be the HoldCo Collateral Agent under this Agreement without further action.
10.8Non-Reliance on HoldCo Collateral Agent
Each HoldCo Secured Party that is a party hereto (and, in the case of each HoldCo Secured Debt Holder Representative, for itself and on behalf of the HoldCo Secured Debt Holders it represents) acknowledges that it has, independently and without reliance upon the HoldCo Collateral Agent or any other HoldCo Secured Party or any of their Related Parties, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the HoldCo Secured Credit Documents. Each HoldCo Secured Party that is a party hereto (and, in the case of each HoldCo Secured Debt Holder Representative, for itself and on behalf of the HoldCo Secured Debt Holders it represents) also acknowledges that it will, independently and without reliance upon the HoldCo Collateral Agent or any other HoldCo Secured Party or any of their Related Parties, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the HoldCo Secured Credit Documents or any related agreement or any document furnished thereunder.
10.9Collateral Matters
The HoldCo Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of any Lien thereon, or any certificate prepared by the HoldCo Borrower, the HoldCo Pledgor or any other Person in connection therewith, nor shall it be responsible or liable to the HoldCo Secured Parties for any failure to monitor or maintain any portion of the Collateral or any Lien thereon.
10.10Proofs of Claim
In case of the pendency of any proceeding under any Debtor Relief Law, the HoldCo Collateral Agent (irrespective of whether the principal of any HoldCo Secured Debt shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the HoldCo Collateral Agent shall have made any demand on the HoldCo Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the HoldCo Secured Debt and all other HoldCo Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the HoldCo Secured Parties and the HoldCo Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the HoldCo Secured Parties and the HoldCo Collateral Agent (and its sub-agents and counsel) and all other amounts due to the HoldCo Secured Parties and the HoldCo Collateral Agent under this Agreement) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each HoldCo Secured Party and the HoldCo Collateral Agent to make such payments to the HoldCo Collateral Agent and, in the event that the HoldCo Collateral Agent shall consent to the making of such payments directly to the HoldCo Secured Parties, to the HoldCo Secured Parties to pay any amount due for the reasonable compensation, expenses, disbursements, and advances of HoldCo Collateral Agent and its sub-agents and counsel, and any other amounts due the HoldCo Collateral Agent under Article 9.
10.11Request for Indemnification by the HoldCo Secured Creditors
The HoldCo Collateral Agent shall be fully justified in taking, refusing to take or continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by the HoldCo Secured Creditors against any and all liability and expense which may be incurred by it by reason of taking, refusing to take or continuing to take any such action.
10.12No Amendment to Duties of HoldCo Collateral Agent Without Consent
The HoldCo Collateral Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other HoldCo Secured Credit Document that affects its rights or duties hereunder or thereunder unless such HoldCo Collateral Agent shall have given its prior written consent, in its capacity as the HoldCo Collateral Agent thereto.
10.13Deductions and Withholding of the HoldCo Collateral Agent
Notwithstanding any other provision of this Agreement, the HoldCo Collateral Agent shall be entitled to make a deduction or withholding from any payment which it makes under this Agreement for or on account of any present or future taxes, duties, assessments or government charges if and to the extent so required by applicable Government Rules, in which event the HoldCo Collateral Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so withheld or deducted.
10.14Copies
The HoldCo Collateral Agent shall give prompt notice to each HoldCo Secured Creditor Representative and the HoldCo Intercreditor Agent and HoldCo Account Bank, as applicable, of receipt of each notice or request required or permitted to be given to the HoldCo Collateral Agent by the HoldCo Borrower pursuant to the terms of this Agreement or any other HoldCo Secured Credit Document (unless concurrently delivered to the relevant HoldCo Secured Parties by the HoldCo Borrower). The HoldCo Collateral Agent will distribute to each HoldCo Secured Creditor Representative and the HoldCo Intercreditor Agent and HoldCo Account Bank, as applicable, each document and other communication received by the HoldCo Collateral Agent from the HoldCo Borrower for distribution to the relevant HoldCo Secured Parties by the HoldCo Collateral Agent in accordance with the terms of this Agreement or any other HoldCo Secured Credit Document.

11.THE HOLDCO INTERCREDITOR AGENT
11.1Appointment, Acceptance and Authority
(a)The HoldCo Secured Parties party hereto (other than the HoldCo Intercreditor Agent) hereby appoint Wilmington Trust, National Association to act on their behalf (and, in the case of each HoldCo Secured Debt Holder Representative, to also act on behalf of each of their respective HoldCo Secured Debt Holders) as the initial HoldCo Intercreditor Agent and authorize the HoldCo Intercreditor Agent to take such actions on their behalf and to exercise such powers as are delegated to the HoldCo Intercreditor Agent by the terms of this Agreement and the other HoldCo Secured Credit Documents, together with such actions and powers as are reasonably incidental thereto. Wilmington Trust, National Association hereby accepts such appointment to act as the HoldCo Intercreditor Agent for the HoldCo Secured Parties in accordance with the terms of this Agreement. Each of the HoldCo Secured Parties party hereto authorizes the HoldCo Intercreditor Agent to act on behalf of such HoldCo Secured Party (and, in the case of each HoldCo Secured Debt Holder Representative, to also act on behalf of each of their respective HoldCo Secured Debt Holders) under each HoldCo Secured Credit Document to which it is a party and in the absence of other written instructions from the Required HoldCo Secured Parties received from time to time by the HoldCo Intercreditor Agent (with respect to which the HoldCo Intercreditor Agent agrees that it will comply, except as otherwise provided in this Section 11.1 or as otherwise advised by counsel, and subject in all cases to the terms of this Agreement), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the HoldCo Intercreditor Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto.
(b)The provisions of this Article 11 (other than the consultation and consent right of the HoldCo Borrower under Section 11.7(b) and the limitation on fees payable to a successor HoldCo Intercreditor Agent described in Section 11.7(d)) are solely for the benefit of the HoldCo Intercreditor Agent and the HoldCo Secured Parties, and the HoldCo Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” (or any other similar term) herein or in any other HoldCo Secured Credit Documents with reference to the HoldCo Intercreditor Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of applicable Government Rules. Instead, such term is used as a matter of market custom, and is intended to create and reflect only an administrative relationship between contracting parties.
11.2Rights as a HoldCo Secured Creditor
To the extent the HoldCo Intercreditor Agent is a HoldCo Secured Creditor, such HoldCo Intercreditor Agent shall continue to have the same rights and powers in its capacity as a HoldCo Secured Creditor and may exercise the same as though it were not the HoldCo Intercreditor Agent. The term “HoldCo Secured Creditor” shall, unless otherwise expressly indicated or unless the context otherwise requires, include any HoldCo Intercreditor Agent acting in its capacity as a HoldCo Secured Debt Holder. Such HoldCo Intercreditor Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the HoldCo Borrower or Affiliates of the HoldCo Borrower as if such Person were not the HoldCo

Intercreditor Agent and without any duty to account therefor to any other HoldCo Secured Creditors.
11.3Exculpatory Provisions
(a)The HoldCo Intercreditor Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other HoldCo Secured Credit Documents to which it is a party and no duties, responsibilities, covenants, or obligations shall be inferred or implied against the HoldCo Intercreditor Agent. Without limiting the generality of the foregoing, the HoldCo Intercreditor Agent shall not:
(i)be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing;
(ii)have any duty to take any discretionary action or exercise any discretionary powers (including any Administrative Decisions or the filing of any UCC financing or continuation statements), except as expressly contemplated by this Agreement or by the other HoldCo Secured Credit Documents to which it is a party and except to the extent that the HoldCo Intercreditor Agent is required to do so at the direction in writing of the Required HoldCo Secured Parties (or such number or percentage of the HoldCo Secured Parties as shall be expressly provided for herein or in the other HoldCo Secured Credit Documents); provided, that the HoldCo Intercreditor Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the HoldCo Intercreditor Agent to liability or that is contrary to any HoldCo Secured Credit Document or applicable Government Rules, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Laws; provided, further, that the HoldCo Intercreditor Agent may (but shall be under no obligation to) take, or direct the HoldCo Collateral Agent to take, such action as the HoldCo Intercreditor Agent deems necessary or appropriate in its discretion from time to time to protect or preserve the Liens on the Collateral for the benefit of the HoldCo Secured Parties;
(iii)except as expressly set forth in this Agreement and in the other HoldCo Secured Credit Documents to which it is a party, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the HoldCo Borrower or any of its Affiliates that is communicated to or obtained by the HoldCo Intercreditor Agent or any of its Affiliates in any capacity;
(iv)incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the HoldCo Intercreditor Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, other unavailability of the Federal Reserve Bank wire or facsimile or other wire communication facility); and

(v)be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.
(b)The HoldCo Intercreditor Agent shall not be liable for any action taken or not taken by it (i) with the prior written consent or at the request of the Required HoldCo Secured Parties (or such number or percentage of the HoldCo Secured Parties as shall be necessary, or the HoldCo Intercreditor Agent shall believe in good faith shall be necessary, in accordance with the HoldCo Secured Credit Documents), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and Non-Appealable judgment.
(c)The HoldCo Intercreditor Agent shall not be liable for any failure on its part to take any action in the absence of (i) an express instruction from the Required HoldCo Secured Parties or (ii) the provision of satisfactory indemnification under Section 11.9.
(d)The HoldCo Intercreditor Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to a responsible officer of the HoldCo Intercreditor Agent in writing by the HoldCo Borrower or a HoldCo Secured Party.
(e)The HoldCo Intercreditor Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other HoldCo Secured Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default (or any cure, waiver, cessation or rescission thereof), (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other HoldCo Secured Credit Document or any other agreement, instrument, or document, or (v) the perfection or priority of any Lien or security interest created, or purported to be created, by a HoldCo Security Document.
(f)The permissive rights of the HoldCo Intercreditor Agent to perform responsibilities and undertake actions enumerated in this Agreement shall not be construed as a duty, and with respect to such permissive rights, the HoldCo Intercreditor Agent shall not be answerable for other than its gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and Non-Appealable judgment. Any permissive right, authority, or discretion granted to the HoldCo Intercreditor Agent under any HoldCo Secured Credit Document shall not be construed as a duty or obligation to take (or omit to take) any such action, and the HoldCo Intercreditor Agent shall not have any liability for the exercise or non-exercise of any such permissive right.
11.4HoldCo Intercreditor Agent Not Responsible
(a)Notwithstanding anything to the contrary expressed or implied in this Agreement, the HoldCo Intercreditor Agent shall not:
(i)be bound to inquire as to (A) whether or not any representation or warranty made by any other Person in connection with any HoldCo Secured Credit Document is true, (B) the occurrence or otherwise of any Default or Event of Default (or any cure, waiver, cessation, or rescission thereof), (C) the performance by any other Person of its obligations under any of the HoldCo Secured Credit Documents, or (D) any breach of or default by any other Person of its obligations under any of the HoldCo Secured Credit Documents;
(ii)be bound to account to any Person for any sum or the profit element of any sum received by it for its own account; or
(iii)be bound to disclose to any Person any information relating to the P1 Project if such disclosure would, or might in its reasonable opinion, constitute a breach of applicable Government Rules.
(b)The HoldCo Intercreditor Agent shall not have any responsibility for the accuracy or completeness of any information supplied by any other Person in connection with the P1 Project or for the legality, validity, effectiveness, adequacy, or enforceability of the HoldCo Secured Credit Documents or any other document referred to herein or provided for herein or therein or for any recitals, statements, representations or warranties made by the HoldCo Borrower or any other Person contained in this Agreement or any other HoldCo Secured Credit Document or in any certificate or other document referred to or provided for, or received by the HoldCo Intercreditor Agent, thereunder. The HoldCo Intercreditor Agent shall not be liable as a result of any failure by the HoldCo Borrower or its Affiliates or any other Person party hereto or to any other HoldCo Secured Credit Document to perform their respective obligations under the HoldCo Secured Credit Documents or any document referred to or provided for herein or therein or as a result of taking or omitting to take any action in relation to the HoldCo Secured Credit Documents, except to the extent of the HoldCo Intercreditor Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and Non-Appealable judgment, as the case may be.
(c)It is understood and agreed by each HoldCo Secured Party (for itself and any other Person claiming through it) that, except as expressly set forth herein, it has itself been, and will continue to be, solely responsible for making its own independent appraisal of, and investigations into, the financial condition, creditworthiness, condition, affairs, status and nature of each Person and, accordingly, each such HoldCo Secured Party warrants to the HoldCo Intercreditor Agent that it has not relied on and will not hereafter rely on the HoldCo Intercreditor Agent:
(i)to check or inquire on its behalf into the adequacy, accuracy, or completeness of any information provided by any Person in connection with any of the HoldCo Secured Credit Documents or the transactions therein contemplated (whether or not such information has been or is hereafter circulated to such Person by the HoldCo Intercreditor Agent); or
(ii)to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status, or nature of any Person.

11.5Reliance by the HoldCo Intercreditor Agent
The HoldCo Intercreditor Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document, or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The HoldCo Intercreditor Agent also may conclusively rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The HoldCo Intercreditor Agent may consult with legal counsel at the reasonable expense of the HoldCo Borrower (who may be counsel for the HoldCo Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
11.6Delegation of Duties
The HoldCo Intercreditor Agent may perform any and all of its duties and exercise its rights and powers under the HoldCo Secured Credit Documents by or through any one or more sub-agents appointed by the HoldCo Intercreditor Agent. The HoldCo Intercreditor Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 11 shall apply to any such sub-agent and to the Related Parties of the HoldCo Intercreditor Agent and any such sub-agent, and shall apply to their respective activities in connection with the activities as the HoldCo Intercreditor Agent. The HoldCo Intercreditor Agent shall not be responsible for the negligence or misconduct of any sub-agent that it selects with reasonable care.
11.7Resignation and Removal of the HoldCo Intercreditor Agent
(a)The HoldCo Intercreditor Agent may at any time give sixty days’ prior notice of its resignation to the HoldCo Collateral Agent, the HoldCo Account Bank, the HoldCo Secured Creditors and the HoldCo Borrower. The HoldCo Intercreditor Agent may be removed at any time by the Required HoldCo Secured Parties. Any such resignation or removal shall take effect upon the appointment of a successor HoldCo Intercreditor Agent, in accordance with this Section 11.7.
(b)Upon receipt of any such notice of resignation or upon the removal of the HoldCo Intercreditor Agent by the Required HoldCo Secured Parties, the Required HoldCo Secured Parties shall have the right, in consultation with the HoldCo Borrower (and, so long as no Default or Event of Default has occurred and is continuing, with the HoldCo Borrower’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed)), to appoint a successor HoldCo Intercreditor Agent hereunder and under each other HoldCo Secured Credit Document to which the HoldCo Intercreditor Agent is a party, which shall be a commercial bank with an office in New York, New York, or an Affiliate of any such bank with an office in New York, New York, in each case that has a combined capital and surplus of at least $1,000,000,000.
(c)If no such successor shall have been so appointed by the Required HoldCo Secured Parties within sixty days after notice of the retiring HoldCo Intercreditor Agent’s resignation or removal, the HoldCo Intercreditor Agent or any HoldCo Secured Party

may petition any court of competent jurisdiction for the appointment of a successor HoldCo Intercreditor Agent. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor HoldCo Intercreditor Agent, who shall serve as the HoldCo Intercreditor Agent hereunder and under each other HoldCo Secured Credit Document to which it is a party until such time, if any, as the Required HoldCo Secured Parties appoint a successor HoldCo Intercreditor Agent, as provided above.
(d)Upon the acceptance of a successor’s appointment as the HoldCo Intercreditor Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed HoldCo Intercreditor Agent and the retiring or removed HoldCo Intercreditor Agent shall be discharged from its duties and obligations hereunder or under the other HoldCo Secured Credit Documents and the replaced HoldCo Intercreditor Agent shall make available (at the HoldCo Borrower’s cost and expense) to the successor HoldCo Intercreditor Agent such records, documents and information in the replaced HoldCo Intercreditor Agent’s possession and provide such assistance as the successor HoldCo Intercreditor Agent may reasonably request in connection with its appointment as the successor HoldCo Intercreditor Agent (including executing any assignment, transfer, or release documents, as applicable, relating to such documents in the replaced HoldCo Intercreditor Agent’s possession). The fees payable by the HoldCo Borrower to a successor HoldCo Intercreditor Agent shall be the same as those payable to its predecessor unless (i) otherwise agreed between the HoldCo Borrower and such successor or (ii) a Default or Event of Default has occurred and is continuing, in which case no such agreement of the HoldCo Borrower shall be required. After the retiring or removed HoldCo Intercreditor Agent’s resignation or removal hereunder and under the HoldCo Secured Credit Documents, the provisions of this Article 11 shall continue in effect for the benefit of such retiring or removed HoldCo Intercreditor Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed HoldCo Intercreditor Agent was acting as the HoldCo Intercreditor Agent.
(e)Any entity into which the HoldCo Intercreditor Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the HoldCo Intercreditor Agent in its individual capacity shall be a party, or any corporation to which substantially all of the corporate trust business of the HoldCo Intercreditor Agent in its individual capacity may be transferred, shall be the HoldCo Intercreditor Agent under this Agreement without further action.
11.8Non-Reliance on HoldCo Intercreditor Agent
Each HoldCo Secured Party party hereto (and, in the case of each HoldCo Secured Debt Holder Representative, for itself and on behalf of the HoldCo Secured Debt Holders it represents) acknowledges that it has, independently and without reliance upon the HoldCo Intercreditor Agent or any other HoldCo Secured Party or any of their Related Parties, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the HoldCo Secured Credit Documents. Each HoldCo Secured Party party hereto (and, in the case of each HoldCo Secured Debt Holder Representative, for itself and on behalf of the HoldCo Secured Debt Holders it represents) also acknowledges that it will, independently and without reliance upon the HoldCo Intercreditor Agent or any other HoldCo

Secured Party or any of their Related Parties, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the HoldCo Secured Credit Documents or any related agreement or any document furnished thereunder.
11.9Request for Indemnification by the HoldCo Secured Creditors
The HoldCo Intercreditor Agent shall be fully justified in taking, refusing to take, or continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by the HoldCo Secured Creditors against any and all liability and expense which may be incurred by it by reason of taking, refusing to take or continuing to take any such action.
11.10No Amendment to Duties of HoldCo Intercreditor Agent Without Consent
The HoldCo Intercreditor Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other HoldCo Secured Credit Document that affects its rights or duties hereunder or thereunder unless such HoldCo Intercreditor Agent shall have given its prior written consent, in its capacity as the HoldCo Intercreditor Agent thereto.
11.11Copies
The HoldCo Intercreditor Agent shall give prompt notice to each HoldCo Secured Creditor and the HoldCo Collateral Agent and HoldCo Account Bank, as applicable, of receipt of each notice or request required or permitted to be given to the HoldCo Intercreditor Agent by the HoldCo Borrower pursuant to the terms of this Agreement or any other HoldCo Secured Credit Document (unless concurrently delivered to the relevant HoldCo Secured Parties by the HoldCo Borrower). The HoldCo Intercreditor Agent will distribute to each HoldCo Secured Creditor and the HoldCo Collateral Agent and HoldCo Account Bank, as applicable, each document and other communication received by the HoldCo Intercreditor Agent from the HoldCo Borrower for distribution to the relevant HoldCo Secured Parties by the HoldCo Intercreditor Agent in accordance with the terms of this Agreement or any other HoldCo Secured Credit Document.
12.EXPENSES; INDEMNITY; DAMAGE WAIVER
12.1Costs and Expenses of the HoldCo Collateral Agent and HoldCo Intercreditor Agent
The HoldCo Borrower shall pay (a) all reasonable and documented out of pocket expenses incurred by the HoldCo Collateral Agent or the HoldCo Intercreditor Agent (including reasonable and documented remittance charges and stamp duty and the reasonable fees, charges and disbursements of one New York counsel and one counsel in each other relevant jurisdiction (if any) for each of them and of their own choosing, and other advisors, experts and consultants retained by the HoldCo Collateral Agent or the HoldCo Intercreditor Agent in accordance with this Article 12), in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other HoldCo Secured Credit Documents, or any amendments, modifications or waivers of the provisions hereof or thereof, and (b) all reasonable and documented out of pocket expenses incurred by the HoldCo Collateral Agent or the HoldCo Intercreditor Agent (including reasonable and documented remittance charges and stamp duty and the reasonable fees, charges and disbursements of one counsel in each relevant jurisdiction for each of them and of their own choosing, and other advisors, experts and consultants retained by the HoldCo Collateral Agent or the HoldCo Intercreditor Agent in accordance with this Article 12), in connection with any amendment, modification or waiver of the provisions of the HoldCo Secured Credit Documents, (c) all documented out of pocket expenses incurred by the HoldCo Collateral Agent or the HoldCo Intercreditor Agent (including documented remittance charges and stamp duty and the fees, charges and disbursements of one counsel in each relevant jurisdiction for each of them and of their own choosing and other advisors, experts and consultants retained by the HoldCo Collateral Agent or the HoldCo Intercreditor Agent in accordance with this Article 12) and the enforcement of the rights and remedies of the HoldCo Secured Parties under the HoldCo Secured Credit Documents, including all such documented out of pocket expenses incurred during any workout, restructuring or negotiations in respect of the HoldCo Secured Obligations, and (d) all reasonable and documented fees and time charges for attorneys who may be employees of the HoldCo Collateral Agent or the HoldCo Intercreditor Agent, in connection with the enforcement or protection of such its respective rights.
12.2Indemnification for the HoldCo Collateral Agent and the HoldCo Intercreditor Agent
(a)The HoldCo Borrower hereby agrees to indemnify each of the HoldCo Collateral Agent, the HoldCo Intercreditor Agent and their respective Related Parties (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including all reasonable fees, costs and expenses of counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person arising out of, in connection with, or as a result of:
(i)the execution or delivery of this Agreement, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or the administration (other than expenses that do not constitute out-of-pocket expenses) or enforcement thereof;
(ii)any HoldCo Secured Debt or the use or proposed use of the proceeds therefrom (including any refusal by any HoldCo Secured Debt Holder to honor any demand for payment under any HoldCo Secured Debt Instrument, as applicable, if the documents presented in connection with such demand do not strictly comply with the terms of the applicable HoldCo Secured Debt Instrument);
(iii)any actual or alleged presence, Release (as defined in the Definitions Agreement) or threatened Release of Hazardous Materials (as defined in the Definitions Agreement) or on, from or related to the P1 Project that could reasonably result in an Environmental Claim related in any way to the P1 Project, the Rio Grande Facility, the Land (as defined in the Definitions Agreement) or any property owned or operated by the HoldCo Borrower or any liability pursuant to an Environmental Law related in any way to the P1 Project, the Rio Grande Facility, the Site (as defined in the Definitions Agreement), or the HoldCo Borrower, except for Releases of Hazardous Materials that are determined by a court of competent jurisdiction by final and Non-Appealable judgment to have resulted from the gross negligence or willful misconduct of any claiming Indemnitee;
(iv)any actual or prospective claim (including Environmental Claims), litigation, investigation or proceeding relating to any of the foregoing, whether based on common law, contract, tort or any other theory, whether brought by the HoldCo Borrower or any of the HoldCo Borrower’s members, managers or creditors or by any other Person, and regardless of whether any Indemnitee is a party thereto and whether or not any of the transactions contemplated hereunder or under any other HoldCo Secured Credit Documents is consummated, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; or
(v)any claim, demand or liability for broker’s or finder’s or placement fees or similar commissions, whether or not payable by the HoldCo Borrower, alleged to have been incurred in connection with such transactions, other than any broker’s or finder’s fees payable to Persons engaged by any HoldCo Secured Debt Holder or Affiliates or Related Parties thereof;
provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and Non-Appealable judgment to have directly resulted from the gross negligence or willful misconduct of such Indemnitee.
(b)To the extent that the HoldCo Borrower for any reason fail to pay in full any amount required under Section 12.1 or Section 12.2(a) above or any analogous costs and expenses on indemnification provisions of any HoldCo Secured Credit Document to be paid by it to the HoldCo Collateral Agent, each HoldCo Secured Debt Holder severally agrees to pay to the HoldCo Collateral Agent, the HoldCo Intercreditor Agent or such Related Party, as the case may be, the ratable share of such unpaid amount (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), based on the aggregate of the HoldCo Secured Debt Commitments of such HoldCo Secured Debt Holder to the aggregate of all HoldCo Secured Debt Commitments to all HoldCo Secured Debt Holders; provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the HoldCo Collateral Agent, the HoldCo Intercreditor Agent or the applicable Related Party, in its capacity as such. The obligations of the HoldCo Secured Debt Holders to make payments pursuant to this Section 12.2(b) are several and not joint and shall survive the payment in full of the HoldCo Secured Obligations and the termination of this Agreement. The failure of any HoldCo Secured Debt Holder to make payments on any date required hereunder shall not relieve any other HoldCo Secured Debt Holder of its corresponding obligation to do so on such date, and no HoldCo Secured Debt Holder shall be responsible for the failure of any other HoldCo Secured Debt Holder to do so.
(c)All amounts due under this Section 12.2 shall be payable promptly after demand therefor.
(d)The HoldCo Borrower agrees that, without the Indemnitee’s prior written consent, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened (in writing) claim, action, or proceeding in respect of which indemnification could be sought by or on behalf of such Indemnitee under this Section 12.2 (whether or not any Indemnitee is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Indemnitee from all liability arising out of such claim, action or proceeding. In the event that an Indemnitee is requested or required to appear as a witness in any action brought by or on behalf of or against the HoldCo Borrower or any Affiliate thereof in which such Indemnitee is not named as a defendant, the HoldCo Borrower agrees to reimburse such Indemnitee for all reasonable expenses incurred by it in connection with such Indemnitee appearing and preparing to appear as such a witness, including the reasonable and documented fees and disbursements of its legal counsel. In the case of any claim brought against an Indemnitee for which the HoldCo Borrower may be responsible under this Section 12.2, such Indemnitee agrees (at the expense of the HoldCo Borrower) to execute such instruments and documents and cooperate as reasonably requested by the HoldCo Borrower in connection with the HoldCo Borrower’s defense, settlement or compromise of such claim, action or proceeding.
(e)The indemnity set out in this Section 12.2 shall survive the termination of this Agreement and the resignation or removal of the HoldCo Collateral Agent and the HoldCo Intercreditor Agent.
12.3Waiver of Consequential Damages
Except with respect to any indemnification obligations of the HoldCo Borrower under Section 12.2 or any other indemnification provisions of the HoldCo Borrower under any other HoldCo Secured Credit Document, to the fullest extent permitted by applicable Government Rules, no party shall assert, and each party waives, any claim against any other party or their respective Related Parties, on any theory of liability, for special, indirect, consequential, exemplary, or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other HoldCo Secured Credit Document or any agreement or instrument contemplated hereby or thereby, or the transactions contemplated hereby or thereby. No party or its Related Party shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other HoldCo Secured Credit Documents or the transactions contemplated hereby or thereby.
12.4Payments
All amounts due under this Article 12 shall be payable promptly after demand therefor.
13.LIMITED RECOURSE
The obligations of the HoldCo Borrower under this Agreement, and any certificate, notice, instrument or document delivered pursuant hereto, are obligations solely of the HoldCo Borrower and do not constitute a debt or obligation of (and no recourse shall be made with respect to) any direct or indirect equity holder of the HoldCo Pledgor or any JV Equity Owner, the OpCo Borrower, or any of their respective Affiliates (other than the HoldCo Borrower), or any shareholder, partner, member, officer, director, or employee of the HoldCo Pledgor or any JV Equity Owner or such Affiliates (collectively, the “Non-Recourse Parties”). No action under or in connection with this Agreement shall be brought against any Non-Recourse Party, and no judgment for any deficiency upon the obligations hereunder shall be obtainable by the HoldCo Intercreditor Agent, the HoldCo Collateral Agent, any HoldCo Secured Creditor Representative, or any HoldCo Secured Debt Holder against any Non-Recourse Party. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained in this Article 13 shall in any manner or way (i) restrict the remedies available to the HoldCo Collateral Agent, the HoldCo Intercreditor Agent, any HoldCo Secured Creditor Representative or any HoldCo Secured Debt Holder to realize upon the Collateral, or constitute or be deemed to be a release of the obligations secured by (or impair the enforceability of) the Liens and the security interests and possessory rights created by or arising from this Agreement or (ii) release, or be deemed to release, any Non-Recourse Party from liability for its own willful misrepresentation, fraudulent actions, gross negligence or willful misconduct or from any of its obligations or liabilities under any HoldCo Collateral Document to which such Non-Recourse Party is a party. The limitations on recourse set forth in this Article 13 shall survive the Discharge Date.
14.MISCELLANEOUS
14.1Notices and Communications
(a)All notices and other communications provided under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted at the addressee’s address or facsimile number set forth on Appendix II or, in each case, at such other address or facsimile number as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage pre-paid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when confirmation of transmission thereof is received by the transmitter.
(b)The HoldCo Borrower may provide all information, documents and other materials that it is obligated to furnish hereunder by transmitting such information, documents and other materials in an electronic/soft medium that is properly identified in a format acceptable to the recipient to an electronic mail address set forth on Appendix II or at such other electronic mail address as may be designated by any such party in a notice to the other parties. Any such communication, if transmitted by electronic mail, shall be deemed given when confirmation of transmission thereof is received by the transmitter.
(c)Any notice to be given by or on behalf of the HoldCo Borrower to any HoldCo Secured Debt Holder may be sent to the HoldCo Secured Debt Holder Representative that represents such HoldCo Secured Debt Holder.
(d)The HoldCo Intercreditor Agent shall promptly forward to each HoldCo Secured Creditor Representative (other than itself or any Person from whom it received, or which it is aware has received, any such notice, claim, certificate, report, instrument, demand, request, direction, instruction, designation, waiver, receipt, consent or other communication or document) copies of any notice, claim, certificate, report, instrument, demand, request, direction, instruction, designation, waiver, receipt, consent or other communication or document that it receives from any other Person under or in connection with this Agreement.
14.2Failure of Indulgence Not Waiver; Remedies Cumulative
No failure or delay on the part of any HoldCo Secured Party in exercising, and no course of dealing with respect to, any right, power, privilege, or remedy under the HoldCo Secured Credit Documents shall operate as a waiver of or impair any such right, power, privilege or remedy; nor shall any single or partial exercise of any right, power, privilege, or remedy under the HoldCo Secured Credit Documents preclude any other or further exercise thereof or the exercise of any other right, power, privilege, or remedy thereunder. The rights, powers and remedies expressly provided herein or in any other HoldCo Secured Credit Document are cumulative and not exclusive of any rights, powers or remedies provided by law. No notice to or demand on the HoldCo Borrower in any case shall entitle the HoldCo Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any HoldCo Secured Party to any other or further action in any circumstances without notice or demand.
14.3Marshalling; Payments Set Aside
Neither the HoldCo Collateral Agent nor any HoldCo Secured Party shall be under any obligation to marshal any assets in favor of the HoldCo Borrower or any other party or against or in payment of any or all of the HoldCo Secured Obligations. To the extent that the HoldCo Collateral Agent or any HoldCo Secured Party receives any payment by or on behalf of the HoldCo Borrower or seeks to enforce any HoldCo Security Interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any Government Rules or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.
14.4Counterparts; Effectiveness
This Agreement may be executed in any number of counterparts and any party to this Agreement may execute this Agreement by signing any such counterpart, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. This Agreement shall become effective upon receipt by the HoldCo Intercreditor Agent of executed counterparts thereof by the HoldCo Collateral Agent, the HoldCo Intercreditor Agent (acting on the instructions of the Required HoldCo Secured Parties) and the HoldCo Borrower. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission (including in PDF format) shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Government Rule, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
14.5Amendment or Waiver
No provision of this Agreement may be amended, supplemented, modified, or waived, except by a written instrument signed by the HoldCo Collateral Agent, the HoldCo Intercreditor Agent (acting on the instructions of the Required HoldCo Secured Parties) and the HoldCo Borrower. Any waiver and any amendment, supplement or modification made or entered into in accordance with Article 5, Article 6, Article 7, and this Section 14.5 shall be binding upon each of the HoldCo Secured Parties and the HoldCo Borrower.
14.6Successors and Assigns
The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the other HoldCo Secured Parties and their respective successors and permitted assigns. Any HoldCo Secured Party may transfer, assign or grant all or such relevant part of its rights hereunder in connection with an assignment or transfer of all or any part of its interest in its HoldCo Secured Obligations owed to, or to be performed by, it in accordance with the applicable HoldCo Secured Credit Documents; provided, that each assignee and participant shall be bound by the terms of this Agreement and each applicable HoldCo Secured Credit Document. The HoldCo Secured Debt Holders are intended third party beneficiaries of this Agreement and are bound by its terms.
14.7Waiver of Jury Trial
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER HOLDCO SECURED CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER HOLDCO SECURED CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.7.
14.8Severability
If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable Government Rule, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired and the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
14.9Governing Law
THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

14.10Jurisdiction; Service of Process
TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER HOLDCO SECURED CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER HOLDCO SECURED CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER HOLDCO SECURED CREDIT DOCUMENT AGAINST THE HOLDCO BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION IF APPLICABLE LAW DOES NOT PERMIT A CLAIM, ACTION OR PROCEEDING REFERRED TO IN THE FIRST SENTENCE OF THIS SECTION 14.10 TO BE FILED, HEARD OR DETERMINED IN OR BY THE COURTS SPECIFIED THEREIN.
EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER HOLDCO SECURED CREDIT DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 14.10. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
14.11Service of Process
The HoldCo Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Person at its then effective notice addresses pursuant to Section 14.1.
14.12Immunity
To the extent that the HoldCo Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the HoldCo Borrower hereby irrevocably and unconditionally waives such immunity in respect of its obligations hereunder and, without limiting the generality of the foregoing, agrees that the waiver set forth in this Section 14.12 shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and is intended to be irrevocable for purposes of such act.
14.13Termination
Upon the Discharge Date, this Agreement shall (except as otherwise expressly set out herein) terminate and be of no further force and effect. Upon such termination (as confirmed in writing to the HoldCo Collateral Agent by the HoldCo Intercreditor Agent), the HoldCo Collateral Agent shall, at the HoldCo Borrower’s reasonable request and expense, execute and deliver promptly to the HoldCo Borrower such termination statements and other documentation as shall be required or reasonably requested by the HoldCo Borrower to effect or otherwise evidence the termination and release of the Liens created under the HoldCo Security Documents and the termination of the other HoldCo Collateral Documents.
14.14Captions
The cover page, table of contents, and captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.
14.15Termination of Certain Information; Confidentiality
The HoldCo Collateral Agent agrees to maintain the confidentiality of the Information, except that Information may be disclosed: (a) to its Affiliates (including branches) and to its and its Affiliates’ respective directors, officers, employees, agents, advisors, auditors, service providers, and representatives (provided, that the Persons to whom such disclosure is made will be informed prior to disclosure of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested or required by any regulatory authority purporting to have jurisdiction over it; (c) to the extent required by applicable Government Rule or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder, under any HoldCo Secured Debt Instrument, or under any HoldCo Collateral Document or any suit, action, or proceeding relating hereto or thereto or the enforcement of rights hereunder or thereunder (including any actual or prospective purchaser of Collateral); (f) to Persons permitted under the terms of any HoldCo Secured Debt Instrument in accordance with the terms thereof; (g) with the consent of the HoldCo Borrower (not to be unreasonably withheld, conditioned or delayed); (h) to any state, federal, or foreign authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating the HoldCo Collateral Agent or any of its Affiliates; (i) to any rating agency when required by it (it being understood that prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the HoldCo Borrower received by it from the HoldCo Collateral Agent); or (j) to any party providing (and any brokers arranging) any insurance or reinsurance or other direct or indirect credit protection (including credit default swaps) with respect to its HoldCo Secured Debt. For the purposes of this Section 14.15, “Information” means written information that is furnished by or on behalf of the HoldCo Borrower, the HoldCo Pledgor, any JV Equity Owner, or any of their Affiliates to the HoldCo Collateral Agent pursuant to or in connection with any HoldCo Secured Credit Document, relating to the assets and business of the HoldCo Borrower, the HoldCo Pledgor, any JV Equity Owner, the RG Facility Entities, or any of their Affiliates but does not include any such information that (x) is or becomes generally available to the public other than as a result of a breach by the HoldCo Collateral Agent of its obligations hereunder, (y) is or becomes available to HoldCo Collateral Agent from a source other than the HoldCo Borrower or any of their Affiliates, or (z) is independently compiled by the HoldCo Collateral Agent, as evidenced by their records, without the use of the Information. Any Person required to maintain the confidentiality of Information as provided in this Section 14.15 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
14.16Survival
Notwithstanding anything in this Agreement to the contrary, Section 3.6, Section 10.3, Section 10.4, Section 10.11, Section 11.3, Section 11.4, Section 11.9, Article 12, Article 13, Section 14.1, Section 14.3, Section 14.7, Section 14.9, Section 14.10, Section 14.11, Section 14.15, and this Section 14.16 shall survive any termination of this Agreement. In addition, each representation and warranty made hereunder shall survive the execution and delivery hereof. Such representations and warranties shall be considered to have been relied upon by each of the HoldCo Collateral Agent, the HoldCo Intercreditor Agent, each HoldCo Secured Debt Holder Representative, or any HoldCo Secured Debt Holder, regardless of any investigation made by such Person or on their behalf and shall continue in full force and effect as of the date made or any date referred to herein until the Discharge Date.
[Remainder of page intentionally blank. Signature pages follow.]

WILMINGTON TRUST, NATIONAL ASSOCIATION
as the HoldCo Collateral Agent, the HoldCo Secured Creditor Representative and the HoldCo Collateral Agent
By: /s/ Jeff Marvel
Name: Jeff Marvel
Title: Assistant Vice President

[Signature Page to Collateral and Intercreditor Agreement (HoldCo Financing)]

RIO GRANDE LNG INTERMEDIATE HOLDCO BORROWER, LLC
as the HoldCo Borrower
By: /s/ Matthew Schatzman
Name: Matthew Schatzman
Title: President and Chief Executive Officer
[Signature Page to Collateral and Intercreditor Agreement (HoldCo Financing)]

APPENDIX I
to Collateral and Intercreditor Agreement
DEFINITIONS
“Acceptable Bank” means a bank whose long term unsecured and unguaranteed debt is rated by at least one of S&P, Fitch, or Moody’s and at least one such rating is equal to or better than “A-” by S&P or Fitch or “A3” by Moody’s and has a combined capital and surplus of at least $1,000,000,000.
“Account Deficiency” means, as of any Quarterly Transfer Date, with respect to each HoldCo Debt Service Reserve Account, the positive difference (if any) between (x) the DSRA Reserve Amount of such HoldCo Debt Service Reserve Account on such Quarterly Transfer Date minus (y) the aggregate amount on deposit in the HoldCo Debt Service Reserve Accounts on such Quarterly Transfer Date (giving effect to any DSR LCs credited to such HoldCo Debt Service Reserve Accounts in accordance with Section 9.8(a)(iii)(C)).
“Account Surplus” means, as of any Monthly Transfer Date, with respect to each HoldCo Debt Service Reserve Account, the positive difference (if any) between (x) the aggregate amount on deposit in the HoldCo Debt Service Reserve Accounts on such Monthly Transfer Date (giving effect to (i) any DSR LCs credited to such HoldCo Debt Service Reserve Accounts in accordance with Section 9.8(b)(ii) and (ii) any withdrawals and transfers requested pursuant to Section 9.8(b)(iii) on such Monthly Transfer Date) minus (y) the DSRA Reserve Amount of such HoldCo Debt Service Reserve Account as of such Monthly Transfer Date.
“Additional HoldCo DSRA” means each additional HoldCo Account established pursuant to this Agreement.
“Administrative Decisions” has the meaning assigned to such term in Schedule 1.
“Administrative Expenses” means all costs and expenses paid or payable by the HoldCo Borrower including (a) the fees (other than fees constituting commitment fees, letter of credit fees (including any fronting fee, standby fee or exposure fee payable in respect of any letter of credit) and participation fees), costs and expenses of the HoldCo Secured Parties and (b) Taxes (excluding income Taxes), but excluding payments of Indebtedness and non-cash charges (such as depreciation, amortization or other bookkeeping entries of a similar nature).
“Affiliate” means, with respect to any Person, another Person that directly or indirectly Controls, is under common Control with or is Controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is Controlled by any such member or trust. Notwithstanding the foregoing, the definition of “Affiliate” shall not encompass (a) any individual solely by reason of his or her being a director, officer, manager, or employee of any Person or (b) any Person solely by reason of their capacity as a HoldCo Secured Party. The adjective “Affiliated” shall have a correlative meaning.

APPENDIX I
to Collateral and Intercreditor Agreement
“Agreement” has the meaning assigned to such term in the preamble to this Agreement.
“Asset Sale” means any sale, lease (as lessor), license (as licensor), assignment, conveyance, transfer or other disposition or exchange, in one transaction or a series of transactions, of any property of the HoldCo Borrower.
“Asset Sale Proceeds” means, with respect to any Asset Sale (other than any Asset Sale permitted by the HoldCo Financing Documents), the net cash proceeds of such Asset Sale payable to the HoldCo Borrower.
“Authorized Officer” means: (a) with respect to any Person that is a corporation, the chairman, president, senior vice president, vice president, treasurer, assistant treasurer, attorney-in-fact, secretary, assistant secretary, or authorized signatory of such Person, (b) with respect to any Person that is a partnership, the chairman, president, senior vice president, vice president, treasurer, assistant treasurer, attorney-in-fact, secretary, assistant secretary, or authorized signatory of a general partner of such Person, and (c) with respect to any Person that is a limited liability company, the chairman, president, senior vice president, vice president, treasurer, assistant treasurer, attorney-in-fact, secretary, assistant secretary, authorized signatory, the manager, the managing member, or a duly appointed officer of such Person.
“Availability Period” means the period during which HoldCo Secured Debt commitments are available in accordance with any relevant HoldCo Secured Debt Instrument, as further described and/or defined in such HoldCo Secured Debt Instrument.
“Bankruptcy” means, with respect to any Person, the occurrence of any of the following events, conditions or circumstances:
(1)such Person shall file a voluntary petition in bankruptcy or shall be adjudicated as bankrupt or insolvent, or shall file any petition or answer or consent seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under the Bankruptcy Code or any present or future applicable federal, state or other statute or law relating to bankruptcy, insolvency, reorganization or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, conservator, or liquidator of such Person or of all or any substantial part of its properties (the term “acquiesce,” as used in this definition, includes the failure to file in a timely manner a petition or motion to vacate or discharge any order, judgment or decree after entry of such order, judgment or decree);
(2)a case or other proceeding shall be commenced against such Person without the consent or acquiescence of such Person seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief with respect to such Person or its debts under the Bankruptcy Code or any present or future applicable federal, state or other statute or law relating to bankruptcy, insolvency, reorganization or other relief for debtors, or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of sixty consecutive days;
(3)a court of competent jurisdiction shall enter an order, judgment, or decree approving a petition filed against such Person seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code, or any other present or future applicable federal, state, or other statute or law relating to bankruptcy, insolvency, reorganization or other relief for debtors, and such Person shall acquiesce
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in the entry of such order, judgment, or decree or such order, judgment or decree shall remain undischarged, unvacated or unstayed for ninety days (whether or not consecutive) from the date of entry thereof, or any trustee, receiver, conservator, or liquidator of such Person or of all or any substantial part of its property shall be appointed without the consent or acquiescence of such Person and such appointment shall remain unvacated and unstayed for an aggregate of ninety days (whether or not consecutive);
(4)such Person shall admit in writing its inability to pay its debts as they mature or shall generally not be paying its debts as they become due;
(5)such Person shall make an assignment for the benefit of creditors or take any other similar action for the protection or benefit of creditors;
(6)such Person shall take any corporate or partnership action for the purpose of effecting any of the foregoing; or
(7)an order for relief shall be entered in respect of such Person under the Bankruptcy Code.
“Bankruptcy Code” means 11 U.S.C. § 101 et. seq.
“Bankruptcy Event of Default” means any Event of Default constituting a Bankruptcy of the HoldCo Borrower (including, for the avoidance of doubt, pursuant to Section 9.3 (Bankruptcy) of the BX HoldCo Credit Agreement).
“Breaching Party” has the meaning assigned to such term in Section 9.1(e).
“Breakage Costs” means the aggregate of prepayment indemnities or other similar amounts that will become payable by the HoldCo Borrower in respect of any prepayment under any HoldCo Secured Debt Instruments, or any revocation of a notice of prepayment delivered under any of the foregoing, in each case as further set forth in such HoldCo Secured Debt Instruments.
“Business Day” means any day other than a Saturday, Sunday, or any other day which is a legal holiday or a day on which banking institutions are permitted to be closed in New York, New York.
“BX HoldCo Administrative Agent” has the meaning assigned to such term in the recitals to this Agreement.
“BX HoldCo Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement.
“BX HoldCo DSRA” has the meaning assigned to such term in Section 9.7.
“BX HoldCo Loans” means any loan by a lender to the HoldCo Borrower pursuant to the BX HoldCo Credit Agreement.
“Capital Lease Obligations” means, for any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property of such Person to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the
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Financial Accounting Standards Board) and, for purposes of this Agreement and any applicable HoldCo Secured Debt Instrument, the amount of such obligations shall be the capitalized amount of such obligations, determined in accordance with GAAP (including such Statement No. 13).
“Cash Flow” means, for any period, the sum of all funds received or, as applicable in the relevant context, projected to be received, by the HoldCo Borrower or the OpCo Borrower, as applicable, during such period, including (without duplication) the following:
(a)all cash paid to the HoldCo Borrower (in connection with distributions received by the OpCo Borrower) or the OpCo Borrower (in connection with the ownership or operation of the P1 Project); and
(b)all interest and investment earnings paid to the HoldCo Borrower or the OpCo Borrower, as applicable, or accrued to the HoldCo Accounts during such period on amounts on deposit in the HoldCo Accounts (excluding interest and investment earnings that accrue on the amounts on deposit in any HoldCo Debt Service Reserve Account).

“CIA Accession Confirmation” means an CIA Accession Confirmation in substantially the form set forth as Exhibit A, appropriately completed and duly executed and delivered to the HoldCo Collateral Agent by each HoldCo Secured Creditor Representative not a party to this Agreement on the date hereof.
“Closing Date” means June 17, 2026.
“Collateral” means, without duplication:
(1)the Collateral (as defined in the HoldCo Security Agreement);
(2)the Collateral (as defined in the HoldCo Pledge Agreement);
(3)the DSR LC(s); and
(4)all other personal property which is subject, from time to time, to the security interests or Liens granted by the HoldCo Security Documents.
“Collateral Proceeds” means Asset Sale Proceeds and (following any Enforcement Action) any and all other cash, securities and other Property realized from the Collateral (including distributions of Collateral in satisfaction of any HoldCo Secured Obligations).
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Consent” means, at any time with respect to any decision, a Person’s agreement, approval, authorization, consent, concurrence, permission, or other sanction, in each case, other than an Administrative Decision.
“Control” (including, with its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) and, in any event, any Person owning (directly or indirectly) at least 50% of the voting securities of another Person shall be deemed to Control that Person.
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“Controlled Subsidiary” means, with respect to any specified Person, a corporation, partnership, joint venture, limited liability company or other Person of which a majority of the Equity Interests of such Person having ordinary voting power or authority for the election or appointment of directors, managers or other governing body (other than Equity Interests having such power or authority only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise Controlled, directly or indirectly through one or more intermediaries, or both, by such specified Person.
“Debtor Relief Laws” means the Bankruptcy Code and any other Government Rule of any jurisdiction, domestic or foreign, relating to liquidation, conservatorship bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or relief of debtors and all other similar Government Rules from time to time in effect.
“Default” means any event or condition which, with the giving of notice, lapse of time or upon a declaration or determination being made (or any combination thereof), would become an event of default under the terms of any HoldCo Secured Debt Instrument. For the elimination of doubt, an event or condition which, with the giving of notice, lapse of time, or upon a declaration or determination being made (or any combination thereof), would become a Project Event of Default shall not be a Default under any HoldCo Financing Document until and unless such event or condition has become a Project Event of Default.
“Definitions Agreement” means that certain Amended and Restated Definitions Agreement, dated as of September 4, 2025, by and among the Sponsor, the OpCo Borrower, Rio Grande LNG Common Facilities LLC, Rio Grande LNG Gas Marketing LLC, and the RG Facility Entities, as acceded to by Rio Grande LNG Train 4, LLC, pursuant to that certain accession agreement, dated as of September 9, 2025, and as further acceded to by Rio Grande LNG Train 5, LLC, pursuant to that certain accession agreement, dated as of October 16, 2025.
“Designated Voting Party” means, at any time, with respect to any HoldCo Secured Debt Holders, (a) the HoldCo Secured Debt Holder Representative of such HoldCo Secured Debt Holders or (b) such other Person which has been authorized to act as a Designated Voting Party by the HoldCo Secured Debt Holder Representative of such HoldCo Secured Debt Holders in a written notice given to the HoldCo Intercreditor Agent and each other HoldCo Secured Debt Holder Representative.
“Discharge Date” means the date on which:
(5)the HoldCo Collateral Agent, the HoldCo Intercreditor Agent and the HoldCo Secured Creditors shall have received payment in full in cash of all of the HoldCo Secured Obligations and all other amounts owing to the HoldCo Collateral Agent, the HoldCo Intercreditor Agent, the HoldCo Secured Debt Holders and the other HoldCo Secured Parties under the HoldCo Secured Credit Documents (other than HoldCo Secured Obligations thereunder that by their terms survive and with respect to which no claim has been made by the applicable HoldCo Secured Parties);
(6)the HoldCo Commitments shall have terminated, expired or been reduced to zero Dollars;
(7)each letter of credit issued under any HoldCo Secured Debt Instrument shall have been terminated or cancelled and returned to the applicable issuing bank; and
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(8)each HoldCo Secured IR Hedge Agreement, if any, shall have terminated or expired.
“Distribution Account” means each account designated by the HoldCo Borrower from time to time, in writing to the HoldCo Collateral Agent and the HoldCo Account Bank, as a “Distribution Account” for purposes of this Agreement as described in Section 9.8(c).
“Distribution Release Conditions” means the satisfaction or waiver of conditions to Distributions set forth in the BX HoldCo Credit Agreement and each other HoldCo Secured Debt Instrument.
“Distributions” means:
(a)any dividend or other distribution by the HoldCo Borrower (in cash, property of the HoldCo Borrower, securities, obligations, or other property) on, or other dividends or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition by the HoldCo Borrower of, any portion of any Equity Interest in the HoldCo Borrower; and
(b)all payments (in cash, property, securities, obligations, or other property of the HoldCo Borrower) of principal of, interest on and other amounts with respect to, or other payments on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement, or other acquisition of, any Indebtedness for borrowed money owed to the HoldCo Pledgor or any Affiliate thereof.
For the avoidance of doubt, amounts paid by the HoldCo Borrower or any of its subsidiaries to the Equity Owners or their Affiliates under any commercial agreement entered into by the Equity Owners or their Affiliates permitted pursuant to the HoldCo Financing Documents shall not be considered Distributions.
“Dollars” or “$” means the lawful currency of the United States of America.
“DSR LC” means an irrevocable, standby letter of credit issued by an Acceptable Bank that (a) includes an expiration date no earlier than 364 days following its issuance date and (b) allows the HoldCo Collateral Agent to make a drawdown of up to the full stated amount in each of the circumstances permitted under this Agreement.
“DSRA Reserve Amount” means, as of any date, in respect of each HoldCo Debt Service Reserve Account, an amount equal to the required funding of such HoldCo Debt Service Reserve Account pursuant to the HoldCo Secured Debt Instrument governing the HoldCo Secured Debt for which such HoldCo Debt Service Reserve Account was established.
“Enforcement Action” means (a) the enforcement of any Lien granted pursuant to any HoldCo Security Document, (b) any other legal, equitable or other remedial action specifically provided for under this Agreement, the HoldCo Security Documents, or any other HoldCo Secured Credit Document, (c) any other action available under applicable law with respect to the enforcement of any HoldCo Security Interest, or (d) any other remedy available to creditors under applicable Government Rule.
“Environmental Claim” has the meaning assigned to such term in the Definitions Agreement.
“Environmental Law” has the meaning assigned to such term in the Definitions Agreement.
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“Equity Interests” means, with respect to any Person, any of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options, or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination, in each such case including all voting rights and economic rights related thereto.
“Equity Owners” means any direct or indirect holders of Equity Interests of the OpCo Borrower.
“Event of Default” means any event, circumstance, occurrence or condition that constitutes an event of default, termination event or acceleration event under the terms of any HoldCo Secured Debt Instrument.
“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant of such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Fitch” means Fitch Ratings, Ltd., or any successor to the rating agency business thereof.
“FSD Accrual Amount” means, as of any Monthly Transfer Date, the aggregate amount of HoldCo Secured Debt scheduled to become due and payable on or before the next Quarterly Payment Date, taking into account, with respect to interest, the amount of interest that would accrue on the aggregate principal amount of HoldCo Secured Debt outstanding for the covered period (and is not required to be paid on or prior to such Monthly Transfer Date) and only such interest amount after giving effect to any HoldCo Secured IR Hedge Agreement then in effect (which for the period prior to the first Monthly Transfer Date on which a principal installment in respect of HoldCo Secured Debt is scheduled to become due and payable, will be deemed for the purposes of calculating the principal component of HoldCo Secured Debt to be the Monthly Transfer Date on which the first principal installment is scheduled to become due and payable), in each case as such amounts are adjusted from time to time to reflect reductions in future debt service following prepayments; provided, that (a) HoldCo Secured Debt projected to be due and payable for purposes of this calculation will not include (i) any voluntary or mandatory prepayment, (ii) commitment fees, upfront fees, original issue discount, arrangement fees and letter of credit fees, or (iii) interest in respect of HoldCo Secured Debt net of amounts under any HoldCo Secured IR Hedge Agreement or HoldCo IR Hedge Termination Amounts and (b) for purposes of the calculation of the scheduled principal payments of the HoldCo Secured Debt, any final balloon or bullet payment of HoldCo Secured Debt will not be taken into account and instead only the equivalent of the principal payment on the immediately preceding Monthly Transfer Date prior to such balloon or bullet payment will be taken into account.
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“GAAP” has the meaning assigned to such term in the Definitions Agreement.
“Government Approval” means (a) any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, waiver, exemption, filing, variance, claim, order, judgment, or decree of, by, or with, (b) any required notice to, (c) any declaration of or with, or (d) any registration by or with any Government Authority.
“Government Authority” means any supra-national, federal, state, or local government or political subdivision thereof or quasi-government or other entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government (including any central bank) and having jurisdiction over the Person or matters in question.
“Government Rule” means any statute, law, regulation, ordinance, rule, judgment, order, decree, directive, requirement of, or other governmental restriction, or any similar binding form of decision of or determination by, or any interpretation or administration of any of the foregoing by, any Government Authority, including all common law, which is applicable to any Person, whether now or hereafter in effect.
“Guarantee” means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or Equity Interests of any Person, or an agreement to purchase, sell, or lease (as lessee or lessor) Property of any Person, products, materials, supplies, or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding (a) endorsements for collection or deposit in the ordinary course of business and (b) customary non-financial indemnity or hold harmless provisions included in contracts entered into in the ordinary course of business. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.
“Hedge Agreement” means any agreement in respect of any interest rate, swap, forward rate transaction, commodity swap, commodity option, commodity future, interest rate option, interest rate or commodity cap, interest rate or commodity collar transaction, currency swap agreement, currency future, or option contract, or other similar agreements providing for any swap, cap, collar, put, call, floor, future, option, forward, or other similar transaction or arrangement (or any combination of the foregoing), in each case settled by reference to one or more rates, currencies, commodities, prices or indices, whether entered into for the purposes of hedging or mitigating risk associated with a Person’s business operations or for speculative purposes.
“Hedging Default” means the occurrence of an “Event of Default,” “Termination Event,” or “Additional Termination Event,” as defined in the relevant HoldCo Secured IR Hedge Agreement following the expiration of any applicable cure period set forth therein.
“HoldCo Account Bank” means JPMorgan Chase Bank, N.A. or any other bank or financial institution that is party to a HoldCo Control Agreement.
“HoldCo Accounts” means each of the non-interest bearing demand deposit accounts of the HoldCo Borrower established and maintained by the HoldCo Account Bank pursuant to the HoldCo Control Agreement.
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“HoldCo Borrower” has the meaning assigned to such term in the preamble to this Agreement.
“HoldCo Collateral Agent” has the meaning assigned to such term in the preamble to this Agreement.
“HoldCo Collateral Documents” means this Agreement and each HoldCo Security Document.
“HoldCo Control Agreement” means, with respect to the HoldCo Accounts, one or more control agreements entered into by the HoldCo Borrower, the HoldCo Collateral Agent, and the HoldCo Account Bank, which is sufficient to establish the HoldCo Collateral Agent’s control pursuant to Section 9-104 of the UCC over such account, in a form reasonably satisfactory to the HoldCo Collateral Agent.
“HoldCo Debt Service Reserve Account” means the BX HoldCo DSRA and each Additional HoldCo DSRA.
“HoldCo Financing Documents” means each of (a) this Agreement, (b) each HoldCo Secured Debt Instrument, (c) each HoldCo Secured IR Hedge Agreement, if any, (d) each HoldCo Security Document, (e) the other financing and security agreements, documents, and instruments delivered in connection with this Agreement, and (f) each other document designated as a HoldCo Financing Document by the HoldCo Borrower on the one hand and the HoldCo Intercreditor Agent on the other hand.
“HoldCo Intercreditor Agent” has the meaning assigned to such term in the preamble to this Agreement.
“HoldCo IR Hedge Termination Amount” means, in respect of any HoldCo Secured IR Hedge Agreement, the amount payable pursuant to Section 6(e) of the 2002 ISDA® Master Agreement and any related fees, costs, expenses, and other amounts in connection therewith.
“HoldCo Pledge Agreement” means the Pledge Agreement, dated as of June 17, 2026, by and between the HoldCo Pledgor and the HoldCo Collateral Agent.
“HoldCo Pledgor” has the meaning assigned to such term in the recitals to this Agreement.
“HoldCo Revenue Account” has the meaning assigned to such term in Section 9.7.
“HoldCo Secured Credit Document” means each HoldCo Financing Document and each other HoldCo Secured Debt Instrument.
“HoldCo Secured Creditor” means any HoldCo Secured Debt Holder and any HoldCo Secured IR Hedge Counterparty, if any.
“HoldCo Secured Creditor Representative” means (a) with respect to the HoldCo Secured Debt under any HoldCo Secured Debt Instrument, the applicable HoldCo Secured Debt Holder Representative and (b) with respect to the HoldCo Secured Obligations arising under any HoldCo Secured IR Hedge Agreement, if any, the relevant HoldCo Secured IR Hedge Counterparty, on its own behalf.
“HoldCo Secured Debt” means all: (a) the BX HoldCo Loans, (b) Replacement Debt, (c) Relevering Debt, and (d) Supplemental Debt.
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“HoldCo Secured Debt Commitments” means, at any time, the aggregate of any principal amount that HoldCo Secured Debt Holders are committed to disburse or stated amount of letters of credit that HoldCo Secured Debt Holders are required to issue, in each case under any HoldCo Secured Debt Instrument
“HoldCo Secured Debt Holder” means each holder that has extended principal of, or commitments in respect of, HoldCo Secured Debt, including the issuing bank of any letter of credit (and participants therein, if any) if drawings thereupon would constitute HoldCo Secured Debt, and each of their respective agents and trustees.
“HoldCo Secured Debt Holder Representatives” means (a) with respect to the BX HoldCo Loans, the BX HoldCo Administrative Agent and (b) each other agent, trustee, or similar representative of a group of HoldCo Secured Debt Holders that is appointed under and designated as such under a HoldCo Secured Debt Instrument.
“HoldCo Secured Debt Instrument” means, at any time, each agreement governing HoldCo Secured Debt.
“HoldCo Secured IR DCH Confirmation” means each deal-contingent hedge confirmation entered into by the HoldCo Borrower in connection with any incurrence of HoldCo Secured Debt.
“HoldCo Secured IR Hedge Agreement” means, collectively, (a) each 2002 ISDA® Master Agreement, if any, entered into between the HoldCo Borrower and a Qualifying Counterparty with respect to a HoldCo Secured IR Hedge Transaction, the schedule thereto, and each HoldCo Secured IR Hedge Confirmation thereunder and (b) until such time as the HoldCo Borrower have entered into the related 2002 ISDA® Master Agreement and schedule thereto in accordance with the terms thereof, each HoldCo Secured IR DCH Confirmation, if any.
“HoldCo Secured IR Hedge Confirmation” means a “Confirmation” (as defined in the Swap Definitions) evidencing a HoldCo Secured IR Hedge Transaction, if any.
“HoldCo Secured IR Hedge Counterparty” means (a) any Qualifying Counterparty that is party to any HoldCo Secured IR Hedge Transaction with the HoldCo Borrower pursuant to any HoldCo Secured IR Hedge Agreement, if any, and (b) until such time as the HoldCo Borrower have entered into the related 2002 ISDA® Master Agreement and schedule thereto in accordance with the terms of a HoldCo Secured IR DCH Confirmation, any Qualifying Counterparty that is party to any HoldCo Secured IR DCH Confirmation, if any.
“HoldCo Secured IR Hedge Obligations” means the Indebtedness under each HoldCo Secured IR Hedge Agreement, if any, that is secured by a HoldCo Security Interest in the Collateral pursuant to the HoldCo Security Documents.
“HoldCo Secured IR Hedge Transaction” means each “Swap Transaction” (as defined in the Swap Definitions) constituting an interest rate swap, cap or collar entered into in accordance with the HoldCo Secured Credit Documents.
“HoldCo Secured Obligations” means, collectively, (a) all Indebtedness, HoldCo Secured Debt, HoldCo Secured IR Hedge Obligations, advances, debts, liabilities (including any indemnification or other obligations that survive the termination of the HoldCo Secured Credit Documents and any obligations to reimburse amounts advanced by the HoldCo Collateral Agent or any HoldCo Secured Party in order to preserve the Collateral or preserve the security interest of the HoldCo Secured Parties in the Collateral),
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and all other obligations, howsoever arising (including Guarantee obligations and obligations under fee letters), in each case, owed by the HoldCo Borrower to the HoldCo Secured Parties (or any of them) of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the HoldCo Secured Credit Documents or any related documents referenced therein and (b) in the event of any proceeding for the collection or enforcement of the obligations described in clause (a) above, after an Event of Default shall have occurred and be continuing and any HoldCo Secured Debt has been accelerated pursuant to the applicable HoldCo Secured Debt Instrument, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the HoldCo Secured Parties of their rights under the HoldCo Security Documents, together with any necessary attorneys’ fees and court costs (other than in each case under clauses (a) and (b), Excluded Swap Obligations).
“HoldCo Secured Party” means each HoldCo Secured Creditor, the HoldCo Intercreditor Agent, the HoldCo Collateral Agent, and the HoldCo Account Bank.
“HoldCo Security Agreement” means the HoldCo Security Agreement, dated as of June 17, 2026, by and between the HoldCo Borrower and the HoldCo Collateral Agent.
“HoldCo Security Documents” means, collectively, the HoldCo Security Agreement, the HoldCo Pledge Agreement, and the HoldCo Control Agreement, together with the associated UCC financing statements.
“HoldCo Security Interest” means the security interest created, or purported to be created, in favor of the HoldCo Collateral Agent, for the benefit of the HoldCo Secured Parties, pursuant to the HoldCo Security Documents.
“Indebtedness” of any Person means, without duplication:
(a)all obligations of such Person for borrowed money;
(b)all obligations of such Person evidenced by bonds, debentures, notes, loan agreements, or similar instruments;
(c)all obligations of such Person upon which interest charges are customarily paid;
(d)all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property or are otherwise limited in recourse);
(e)all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business);
(f)all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed;
(g)all Guarantees by such Person of Indebtedness of others;
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(h)all Capital Lease Obligations of such Person;
(i)all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit (including standby and commercial), bank guaranties, surety bonds, letters of guaranty, and similar instruments;
(j)all obligations of such Person in respect of any Hedge Agreement;
(k)all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; and
(l)all obligations of such Person to purchase, redeem, retire, defease, or otherwise make any payment in respect of any Equity Interests of such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.
The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
“Indemnitee” has the meaning assigned to such term in Section 12.2.
“Information” has the meaning assigned to such term in Section 14.15.
“Initiating Percentage” means the Designated Voting Parties representing the following:
(1)in the case of any Payment Event of Default, (i) 66.7% of the HoldCo Secured Debt until (and including) thirty days following the occurrence of the Payment Event of Default or the declaration thereof, as the case may be, (ii) 50% of the HoldCo Secured Debt from 31 days and until (and including) 120 days following the occurrence of the Payment Event of Default or the declaration thereof, as the case may be, and (iii) any percentage of the HoldCo Secured Debt from 121 days following the Payment Event of Default or the declaration thereof, as the case may be;
(2)in the case of any Bankruptcy Event of Default, 25% of the HoldCo Secured Debt; and
(3)in the case of any other Event of Default (other than a Payment Event of Default or a Bankruptcy Event of Default), (i) 66.7% of the HoldCo Secured Debt until (and including) thirty days following the occurrence of the Event of Default or the declaration thereof, as the case may be, (ii) 50% of the HoldCo Secured Debt from 31 days and until (and including) 180 days following the occurrence of the Event of Default or the declaration thereof, as the case may be, and (iii) the lesser of $100,000,000 or 5% of the HoldCo Secured Debt from 181 days following the Event of Default or the declaration thereof, as the case may be.
“Intercreditor Vote” means, at any time, a vote conducted in accordance with the procedures set out in Article 5 among the Designated Voting Parties entitled to vote with respect to the particular decision at issue at such time.
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“JV Equity Owners” means any direct or indirect holders of Equity Interests in the P1 JVCo.
“Lien” means, with respect to any Property of any Person, any mortgage, pledge, hypothecation, assignment, encumbrance, bailment, lien, privilege, preference, priority, or other security interest, including any sale-leaseback arrangement, any conditional sale, other title retention agreement, tax lien, lien (statutory or otherwise), easement or right of way in respect of such Property of such Person. For purposes of the HoldCo Secured Credit Documents, a Person shall be deemed to own subject to a Lien any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.
“Loan Parties” means the HoldCo Borrower and the HoldCo Pledgor.
“Mandatory Prepayment Portion” means, in respect of any Specified Mandatory Prepayment Proceeds or the net proceeds of Replacement Debt required to be applied to the mandatory prepayment of principal of HoldCo Secured Debt or the cash collateralization of letters of credit in accordance with the relevant HoldCo Secured Debt Instruments, the interpolated prepayment amount that, when added to (a) any Breakage Costs resulting from such prepayment (if such prepayment is not made on a Quarterly Payment Date), (b) interest and fees accrued and payable in respect of such prepayment and any make whole amount or other premium required to be paid under the terms of the applicable HoldCo Secured Debt Instrument in connection with such prepayment, and (c) an amount equal to 105% of the interpolated HoldCo IR Hedge Termination Amounts reasonably projected as of such date of prepayment to be payable by the HoldCo Borrower as a result of the early termination of any HoldCo Secured IR Hedge Agreement in connection with any such prepayment with respect to HoldCo Secured IR Hedge Agreements required or permitted to be terminated in accordance with any HoldCo Secured Debt Instrument, equals the net amount of the relevant Specified Mandatory Prepayment Proceeds or net proceeds of Replacement Debt available for such purpose in accordance with such HoldCo Secured Debt Instrument, as applicable.
“Material Adverse Effect” means a material adverse effect on: (a) the financial condition and results of operations of the HoldCo Borrower and their Controlled Subsidiaries, taken as a whole, (b) the ability of the HoldCo Borrower, taken as a whole, to fully and timely perform and comply with their payment and other material obligations under any HoldCo Secured Debt Instrument, or (c) the security interests of the HoldCo Secured Parties, taken as a whole.
“Modification” means, with respect to any HoldCo Secured Credit Document, any amendment, restatement, supplement, Waiver or other modification or variation of the terms and provisions thereof. The verb “Modify” shall have a correlative meaning.
“Monthly Amount Fraction” means, as of any Monthly Transfer Date, a fraction, (a) the numerator of which is the number of Monthly Transfer Dates that have elapsed since (but excluding) the immediately preceding date on which principal or interest was scheduled to be paid on such Indebtedness to (and including) the Monthly Transfer Date as of which such calculation is being made and (b) the denominator of which is the number of Monthly Transfer Dates in the period from (but excluding) such preceding date on which principal or interest was scheduled to be paid on such Indebtedness and ending on (and including) the next succeeding date on which such principal or interest is scheduled to be due and payable.
“Monthly Transfer Date” means the last Business Day of each calendar month.
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APPENDIX I
to Collateral and Intercreditor Agreement
“Moody’s” means Moody’s Investors Service, Inc., or any successor to the rating agency business thereof.
“Non-Appealable” means, with respect to any specified time period allowing a request for rehearing to the applicable Government Authority or an appeal to a court having jurisdiction of any Government Approval or any ruling under any Government Rule, as applicable, that such specified time period has either elapsed without a request for rehearing to the applicable Government Authority or appeal to a court having jurisdiction having been brought or, if such a rehearing or appeal was brought during such time period, such rehearing or appeal has been denied.
“Non-Breaching Parties” has the meaning assigned to such term in Section 9.1(e).
“Non-Recourse Party” has the meaning assigned to such term in Section 13.
“Notice of Default” has the meaning assigned to such term in Section 7.1.
“Offsetting Transaction” means an interest rate swap transaction under a HoldCo Secured IR Hedge Agreement that offsets another interest rate swap transaction entered into under the same HoldCo Secured IR Hedge Agreement.
“OpCo Borrower” means Rio Grande LNG, LLC, a Texas limited liability company.
“OpCo Pledgor” means Rio Grande LNG Holdings, LLC, a Delaware limited liability company.
“Ordinary Course Settlement Payments” means all regularly scheduled payments under any HoldCo Secured IR Hedge Agreement with a HoldCo Secured IR Hedge Counterparty from time to time, calculated in accordance with the terms of such HoldCo Secured IR Hedge Agreement, but excluding, for the avoidance of doubt, any HoldCo IR Hedge Termination Amounts.
“P1 Common Terms Agreement” means the Common Terms Agreement, dated as of July 12, 2023 (as amended by that certain Amendment No. 1 to Common Terms Agreement, dated as of November 2, 2023, as further amended by that certain Amendment No. 2 to Common Terms Agreement, dated as of December 28, 2023, and as further amended by that certain Amendment No. 3 to Common Terms Agreement, dated as of September 4, 2025, and as further amended, amended and restated, modified, or supplemented), by and among, inter alia, the OpCo Borrower, as borrower, the senior secured debt holder representatives that are parties thereto from time to time, and MUFG Bank, Ltd., as the P1 Intercreditor Agent.

“P1 Financing Documents” means the “P1 Financing Documents” as defined in the P1 Common Terms Agreement.
“P1 Intercreditor Agreement” means that certain Collateral and Intercreditor Agreement, dated as of July 12, 2023, by and among the OpCo Borrower, as borrower, each senior secured debt holder representative that is a party thereto, MUFG Bank, Ltd., as the P1 Intercreditor Agent and Mizuho Bank (USA), as the P1 Collateral Agent.
“P1 JVCo” means Rio Grande LNG Intermediate Holdings, LLC, a Delaware limited liability company.
“P1 Project” means the “Project” as defined in the P1 Financing Documents.
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APPENDIX I
to Collateral and Intercreditor Agreement
“Payment Event of Default” means any Event of Default arising under any HoldCo Secured Credit Document constituting a failure by the HoldCo Borrower to pay HoldCo Secured Debt when due, including, for the avoidance of doubt, Section 9.1 (Non-Payment of HoldCo Secured Obligations) of the BX HoldCo Credit Agreement, other than for non-payment of amounts that become or are declared due and payable upon acceleration solely as a result of an Event of Default other than the Events of Default specified in this definition.
“Permitted Liens” has the meaning assigned to such term in Section 3.8.
“Permitted Priority Liens” means Permitted Liens that pursuant to Government Rules, are entitled to the same or a higher priority than the Liens granted for the benefit of the HoldCo Collateral Agent under the HoldCo Security Documents.
“Permitted Remedies” means, with respect to any HoldCo Secured Debt Instrument, (a) to declare Events of Default under such HoldCo Secured Debt Instrument, (b) to have any Event of Default related to Bankruptcy become effective, with or without declaration, (c) to cancel or terminate any available commitments under such HoldCo Secured Debt Instrument, (d) to declare all or any portion of the HoldCo Secured Obligations under such HoldCo Secured Debt Instrument to be due and payable, and (e) to Waive or otherwise rescind or revoke any action referred to in clauses (a) through (d) for purposes of such HoldCo Secured Debt Instrument at any time prior to issuing a Remedies Initiation Notice with respect to such Event of Default.
“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, or Government Authority.
“Project Event of Default” means an “Event of Default” as defined in the P1 Intercreditor Agreement.

“Project Extraordinary Distributions” means “Extraordinary Distributions” as defined in the P1 Financing Documents.
“Project Financing Entities” means the OpCo Pledgor and the OpCo Borrower.
“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal, mixed, movable, immovable, corporeal or incorporeal and whether tangible or intangible.
“Proposed Remedies” has the meaning assigned to such term in Section 7.3(a).
“Qualifying Counterparty” means:
(4)(i) any lender under and as defined in HoldCo Secured Debt Instrument, and (ii) any Affiliate of any Person referred to in the foregoing clause (i); and
(5)any Person that, as of the execution or assignment of any HoldCo Secured IR Hedge Transactions, if any, has a credit rating (or a guaranty from a person with a credit rating) of at least “BBB+” (or the then-equivalent rating) by S&P or Fitch and “Baa1” (or the then equivalent rating) by Moody’s;
(6)provided, in each case, that such Person is either a party to this Agreement on the date hereof or has entered into a CIA Accession Confirmation.
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APPENDIX I
to Collateral and Intercreditor Agreement
“Quarterly Payment Date” means “Quarterly Payment Date” as defined in the P1 Common Terms Agreement.
“Quarterly Transfer Date” means each Monthly Transfer Date occurring during the same calendar month as any Quarterly Payment Date.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the shareholders, members, partners, directors, officers, employees, agents, and advisors of such Person and of such Person’s Affiliates.
“Relevering Debt” means Indebtedness incurred by the HoldCo Borrower, the proceeds of which may be distributed by the HoldCo Borrower, contributed to any Project Financing Entity, deposited into the HoldCo Revenue Account, or used to pay premiums, fees, costs (including any incremental carrying costs of such Relevering Debt), expenses and reserves (including any incremental increase in any DSRA Reserve Amounts resulting from the incurrence of such Relevering Debt and for interest during construction) associated with arranging, issuing, and incurring such Relevering Debt, or used to fund HoldCo IR Hedge Termination Amounts.
“Remedies Commencement Date” has the meaning assigned to such term in Section 7.3(a).
“Remedies Initiation Notice” has the meaning assigned to such term in Section 7.3(a).
“Remedies Instruction” has the meaning assigned to such term in Section 7.4(a).
“Replacement Debt” means Indebtedness incurred by the HoldCo Borrower, the proceeds of which are applied to refinance (by substantially concurrently repaying such Indebtedness or terminating commitments thereunder), in whole or in part, any then-outstanding Indebtedness of the HoldCo Borrower (including any prior Replacement Debt), pay all premiums, fees, costs (including any incremental carrying costs of such Replacement Debt), expenses and reserves (including any incremental increase in any DSRA Reserve Amounts resulting from the incurrence of such Replacement Debt and for interest on such Replacement Debt) associated with arranging, issuing, and incurring such Replacement Debt, payment of HoldCo IR Hedge Termination Amounts, and payment of all interest, premiums, fees, costs, expenses, and any other amounts required to be paid to the HoldCo Secured Debt Holders being prepaid with the proceeds of the Replacement Debt.
“Required HoldCo Secured Parties” means:
(7)in respect of any Modifications, Consents and Waivers of and under HoldCo Collateral Documents, each of the HoldCo Secured Debt Holder Representatives in accordance with Section 6.3;
(8)subject to clause (a) above, in respect of the exercise of any remedies upon an Event of Default, the HoldCo Secured Parties determined in accordance with Article 7; and
(9)in respect of the removal of the HoldCo Intercreditor Agent or the HoldCo Collateral Agent or the appointment of a successor HoldCo Intercreditor Agent or HoldCo Collateral Agent, each of the HoldCo Secured Debt Holder Representatives.
(10)“RG Facility Entities” means, collectively, Rio Grande LNG Common Facilities LLC, Grande LNG LandCo LLC, and Grande LNG InsuranceCo LLC.
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APPENDIX I
to Collateral and Intercreditor Agreement
(11)“Rio Grande Facility” has the meaning assigned to such term in the Definitions Agreement.
(12)“S&P” means S&P Global Ratings, or any successor to the rating agency business thereof.
“Specified Mandatory Prepayment Proceeds” means (a) Loss Proceeds to the extent actually received by the HoldCo Borrower from the OpCo Borrower or any Project Financing Entity (other than any such Loss Proceeds that are the proceeds of Project Extraordinary Distributions), (b) “Asset Sale Proceeds” (as defined in the P1 Financing Documents) to the extent actually received by the HoldCo Borrower from the OpCo Borrower or any Project Financing Entity, (c) any Asset Sale Proceeds, and (c) Performance Liquidated Damages to the extent actually received by the HoldCo Borrower from the OpCo Borrower or any Project Financing Entity (other than any such Performance Liquidated Damages that are the proceeds of Project Extraordinary Distributions).
“Sponsor” means NextDecade LNG, LLC.
“Supplemental Debt” means Indebtedness incurred by the HoldCo Borrower, the proceeds of which may be contributed to any Project Financing Entity, deposited into the HoldCo Revenue Account, used to pay Administrative Expenses, or used to pay premiums, fees, costs (including any incremental carrying costs of such Supplemental Debt), expenses and reserves (including any incremental increase in any DSRA Reserve Amounts resulting from the incurrence of such Supplemental Debt and for interest on such Supplemental Debt) associated with arranging, issuing, and incurring such Supplemental Debt, and HoldCo IR Hedge Termination Amounts.
“Swap Definitions” means, collectively the 2006 ISDA® Definitions and the 2021 ISDA® Interest Rate Derivatives Definitions, as published by the International Swaps and Derivatives Association, Inc (“ISDA”).
“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or the regulations thereunder.
“Tax Distributions” means an amount sufficient to allow the direct or indirect members of the HoldCo Borrower to pay their estimated and final federal tax liabilities (based on the highest, then applicable, federal tax rate for individuals (or corporations, if higher) resident in New York, New York) deemed to arise from the net federal taxable income relating to the operations of the HoldCo Borrower and its subsidiaries.
“Taxes” means all present or future taxes, assessments, imposts, duties, deductions, withholdings (including backup withholding), fees or other charges or levies imposed by any Government Authority, including any interest, additions to tax or penalties applicable thereto. “Tax” shall have a correlative meaning.
“Total Votes” means the total number of votes of all HoldCo Secured Debt determined pursuant to Section 5.2.
“Transfer Date” means each date on which the HoldCo Borrower withdraws and transfers any amounts from any HoldCo Account.
“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that in the event that, by reason of mandatory provisions of law,
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APPENDIX I
to Collateral and Intercreditor Agreement
any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of provisions relating to such perfection or priority and for purposes of definitions related to such provisions.
“Waiver” means, with respect to any particular conduct, event or other circumstance, any change to an obligation of any Person under any HoldCo Financing Document requiring the Consent of one or more HoldCo Secured Parties, which Consent has the effect of waiving, excusing, or accepting or approving changed performance of, or non-compliance with, such obligation or any Default or Event of Default with respect thereto to the extent relating to such conduct, event or circumstance. The verb “Waive” shall have a correlative meaning.

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SCHEDULE 1
to Collateral and Intercreditor Agreement
ADMINISTRATIVE DECISIONS
As used in this Agreement, the term “Administrative Decisions” shall mean decisions, determinations, approvals, consents, and confirmations of a routine, administrative, or immaterial nature that are specified in this Agreement or the other HoldCo Collateral Documents to be made by (or at the instructions of) the HoldCo Intercreditor Agent or the HoldCo Collateral Agent (acting at the direction of the HoldCo Intercreditor Agent), whether or not such Administrative Decision is specifically designated as such. Administrative Decisions include, but are not limited to the following:
(a)approval of periodic reports, budgets, and other items delivered on a periodic basis;
(b)routine determinations not involving a significant exercise of discretion;
(c)routine determinations as to the compliance with the requirements of the HoldCo Secured Credit Documents and of agreements, certificates, and other similar items required to be delivered under the terms of the HoldCo Secured Credit Documents;
(d)Modifications of this Agreement, the other HoldCo Collateral Documents of a technical or administrative nature or to correct any defects, ambiguities, manifest errors, or inconsistencies therein;
(e)any decisions specifically designated as such;
(f)approval of forms of documents that the HoldCo Intercreditor Agent, the HoldCo Collateral Agent, or the HoldCo Account Bank is authorized to approve; and
(g)authorization by the HoldCo Intercreditor Agent or the HoldCo Collateral Agent to any other party to take any of the foregoing actions or make any of the foregoing decisions.

Schedule 1 - 1